UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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GLUCOTRACK, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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GLUCOTRACK, INC.

301 Rte. 17 North, Ste. 800

Rutherford, NJ 07070

(201) 842-7715

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 18, 2026

To the Stockholders of Glucotrack, Inc.:

The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Glucotrack, Inc., a Delaware corporation (the “Company”), will be held on Tuesday, August 18, 2026 at 12:00 p.m., Eastern Time, at www.virtualshareholdermeeting.com/GCTK2026, for the following purposes:

1.	the election of six directors, each to serve until the 2027 annual meeting of stockholders and until his or her successor is duly elected and qualified (Proposal 1);

2.	the approval, on an advisory basis, the 2025 executive compensation of the Company’s “named executive officers” (“Say-on-Pay”) (Proposal 2);

3.	the ratification of the previous appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the year ending December 31, 2026 (Proposal 3);

4.	the approval of one or more amendments to the Company’s certificate of incorporation to effect one or more reverse stock splits of the Company’s common stock par value $0.001 per share (“Common Stock”) at an aggregate ratio not to exceed one-for-thirty (Proposal 4);

5.

the approval of a proposed warrant inducement, including the repricing of certain existing warrants and the issuance of new inducement warrants to the holders of such existing warrants and the issuance of shares of Common Stock upon exercise thereof, for purposes of complying with Nasdaq Listing Rule 5635(d) (Proposal 5); and

6.	the transaction of such other business as may properly come before the annual meeting or any postponement or adjournment thereof.

Our board of directors (the “Board”) has fixed the close of business on July 17, 2026 as the record date (the “Record Date”) for a determination of stockholders entitled to notice and to vote at the Annual Meeting and any adjournment thereof. On the Record Date, there were 7,719,121 shares of Common Stock issued and outstanding. Holders of our Common Stock are entitled to vote at the Annual Meeting. In the event that there are insufficient shares present in person or represented by proxy at the Annual Meeting in order to obtain a quorum, the Annual Meeting may be adjourned or postponed in order to permit further solicitation of proxies.

The accompanying proxy statement for the Annual Meeting (the “proxy statement”) contains important information about the Annual Meeting and each of the proposals. Whether or not you plan to attend the Annual Meeting, the Company urges you to read this material carefully and vote your shares.

The Annual Meeting will be held as a virtual meeting via live webcast on the Internet on Tuesday, August 18, 2026, at 12:00 p.m. Eastern Time. Because the meeting is completely virtual and being conducted via the Internet, stockholders will not be able to attend the meeting in person. Shareholders may participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/GCTK2026. To participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the shareholder of record may be voted electronically during the Annual Meeting. Shares for which you are the beneficial owner but not the shareholder of record also may be voted electronically during the Annual Meeting. However, even if you plan to attend the Annual Meeting, the Company recommends that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.

For further information regarding the matters to be acted upon at the Annual Meeting, the Company urges you to carefully read the accompanying proxy statement. If you have questions about these proposals or would like additional copies of the proxy statement, please contact our Chief Executive Officer, via mail at 301 Rte. 17 North, Ste. 800, Rutherford, NJ 07070 or via telephone at (201) 842-7715.

The accompanying proxy statement is dated July 17, 2026, and is first being mailed to stockholders of the Company on or about July 17, 2026.

Your vote is important. Whether or not you plan to attend the virtual Annual Meeting, please vote by telephone or over the Internet, or by completing, signing, dating and returning your proxy card or voting instruction form so that your shares will be represented at the Annual Meeting. Instructions for voting are described in the proxy statement and the proxy card.

You may revoke your proxy in the manner described in the proxy statement at any time before it has been voted at the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON TUESDAY, AUGUST 18, 2026: The Company’s Notice of Annual Meeting of Stockholders, proxy statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2025 are available at www.virtualshareholdermeeting.com/GCTK2026.

By Order of the Board of Directors of
Glucotrack, Inc.
Sincerely,

/s/ Erik Emerson
Erik Emerson
Chief Executive Officer Rutherford, New Jersey July 17, 2026

GLUCOTRACK, INC.

Proxy Statement

For the Annual Meeting of Stockholders

To Be Held on August 18, 2026

i

GLUCOTRACK, INC.

301 Rte. 17 North, Ste. 800

Rutherford, New Jersey 07070

(201) 842-7715

PROXY STATEMENT FOR THE

2026 ANNUAL MEETING OF STOCKHOLDERS

2026 Annual Meeting of Stockholders

This proxy statement and associated proxy card are furnished in connection with the solicitation of proxies to be voted at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Glucotrack, Inc. (“we,” “us,” the “Company” or “Glucotrack”), which will be held on Tuesday, August 18, 2026 at 12:00 p.m. Eastern Time, virtually via the Internet at www.virtualshareholdermeeting.com/GCTK2026. You will need to enter the 16-digit control number received with your proxy card to enter the Annual Meeting via the online web portal.

By visiting this website, you may attend the Annual Meeting virtually online, vote your shares electronically and submit your questions to management during the Annual Meeting.

This proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2025 (the “Annual Report”) are available to stockholders at www.virtualshareholdermeeting.com/GCTK2026. The proxy statement for the Annual Meeting (the “proxy statement”) contains important information about the Annual Meeting and each of the proposals. Whether or not you plan to attend the Annual Meeting, the Company urges you to read this material carefully and vote your shares.

This proxy statement for the Annual Meeting is dated July 17, 2026 and is being distributed or made available to stockholders on or about that date.

Proposals to be Voted on at the Annual Meeting

The following matters are scheduled to be voted on at the Annual Meeting:

●	Proposal 1: To elect six directors, each to serve until the 2027 annual meeting of stockholders and until his or her successor is duly elected and qualified;

●	Proposal 2: To approve, on an advisory basis, the 2025 executive compensation of the Company’s “named executive officers” (“Say on Pay”);

●	Proposal 3: To ratify the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the year ending December 31, 2026; and

●	Proposal 4: To approve of one or more amendments to the Company’s certificate of incorporation (as amended, the “Certificate of Incorporation”) to effect one or more reverse stock splits of the Company’s common stock par value $0.001 per share (“Common Stock”) at an aggregate ratio not to exceed one-for-thirty; and

●

Proposal 5: To approve a proposed warrant inducement, including the repricing of certain existing warrants and the issuance of inducement warrants to the holders of such existing warrants and the issuance of shares of Common Stock upon exercise thereof, for purposes of complying with Nasdaq Listing Rule 5635(d).

Our “named executive officers” in this proxy statement, as determined under applicable U.S. Securities and Exchange Commission (the “SEC”) rules for smaller reporting companies like the Company, are Paul V. Goode, our Chief Executive Officer and Peter C. Wulff, our former Chief Financial Officer.

No cumulative voting rights are authorized, and appraisal or dissenters’ rights are not applicable to these matters.

Questions and Answers about the Annual Meeting

Please see “Questions and Answers about the Annual Meeting” beginning on page 36 for important information about the proxy materials, voting, the Annual Meeting, Company documents, communications and the deadlines to submit stockholders’ proposals and director nominees for the 2026 Annual Meeting.

If you have any questions, require any assistance with voting your shares or need additional copies of this proxy statement or voting materials, please contact:

Glucotrack, Inc.

Chief Executive Officer

301 Rte. 17 North, Ste. 800

Rutherford, NJ 07070

Telephone: (201) 842-7715

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EXPLANATORY NOTE

On July 14, 2026 (the “Closing Date”), the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Glucotrack Merger Sub, Inc., a Nevada corporation (“Merger Sub”), Lokahi Therapeutics, Inc., a Nevada corporation (the “Lokahi”), Glucotrack Technologies Inc. (“Operating Sub”), and Paul V. Goode, solely in his capacity as representative for the Operating Sub (the “Operating Sub Representative”). The transactions contemplated by the Merger Agreement are referred to herein as the “Business Combination Transactions” and the closing of the Business Combination Transactions is referred to herein as the “Closing”. Immediately prior to the Closing, articles of merger (the “Articles of Merger”) were filed with the Secretary of State of the State of Nevada. Pursuant to the Articles of Merger, Merger Sub merged with and into Lokahi (the “Merger”), with Lokahi surviving as a direct wholly owned subsidiary of the Company. The Closing occurred simultaneously with the execution and delivery of the Merger Agreement on the Closing Date.

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MATTERS TO BE VOTED UPON BY ALL SHAREHOLDERS

PROPOSAL 1

ELECTION OF DIRECTORS

Our bylaws (as amended, the “Bylaws”) provide that the board of directors (“Board”) shall consist of not less than one and not more than fifteen members unless changed by a duly adopted amendment to the Certificate of Incorporation or by an amendment to the Bylaws adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote. Our Board currently has six members: Andrew K. Balo, Victoria Carr-Brendel, Erin Carter, Erik Emerson, Paul V. Goode and Luis Malavé. Each of the existing directors have been nominated for re-election at the Annual Meeting.

If elected, the nominees will hold office until the next annual meeting of stockholders or until a respective successor is elected and has been qualified, or until such director resigns or is removed from office. Each of the nominees is currently a member of our Board, and each nominee has agreed to serve as a director if elected, and we have no reason to believe that any nominee will be unable to serve if elected, but if any of them is unable to serve at the time the election occurs, your proxy will be voted for the election of another nominee to be designated by the available members of our Board.

Name	Age	Positions and Offices Held with Company	Director Since	Other Public Boards(1)
Andrew K. Balo	78	Director	2024	0
Victoria Carr-Brendel	61	Director	2025	1
Erin Carter	56	Director	2023	0
Erik Emerson	55	Chief Executive Officer and Director	2026	0
Paul V. Goode	58	Chief Technology Officer; Director	2024	0
Luis Malavé	64	Director	2021	0

(1)	Number of other boards of directors of public companies on which the director currently serves.

There are no family relationships among any of our directors or executive officers.

Below is additional information about the nominees as of the date of this proxy statement, including business experience, public company director positions held currently or at any time during the last five years and the experiences, qualifications, attributes or skills that caused our nominating and corporate governance committee and our Board to determine that he or she should continue to serve as one of our directors.

Andrew K. Balo

Mr. Balo has served as a director of the Company since June 2024. Mr. Balo joined DexCom International, Ltd. as part of the original executive team in 2002 and played a critical role in shaping the company’s future. During his tenure, he was responsible for numerous glucose monitoring regulatory submissions and clinical trials worldwide and coordinated quality activities across multiple manufacturing facilities. From February 2022 until his retirement on March 24, 2024, Mr. Balo served as Executive Vice President of Clinical, Global Access, and Medical Affairs. Prior to joining Dexcom, Mr. Balo held several leadership positions at St. Jude Medical, including Corporate Vice President of Regulatory, Clinical, and Quality, and also served in executive roles at Baxter, Pacesetter and Endocardial Solutions. Mr. Balo’s extensive leadership experience in clinical and regulatory affairs makes him qualified to serve on the Board.

Victoria Carr-Brendel

Dr. Carr-Brendel has served as a member of the board of directors of Vicarious Surgical Inc. (NYSE: RBOT) since January 2023 and is a member of both the audit and compensation committee. Dr. Carr-Brendel served as Group Vice Present of Cochlear Implants at Sonova Group from December 2018 to July 2024, where she doubled the revenue of the division in 5 years and took on meaningful market share gain with international expansion and product launches. Prior to that, she served as Chief Executive Officer of JenaValve Technology, Inc., a medical device company focused on developing minimally invasive transcatheter aortic valve repair systems to treat patients suffering from severe aortic valve disease. From 2004 through 2015, Dr. Carr-Brendel held various roles at Boston Scientific, with her last position overseeing the acquisition of Bayer’s interventional radiology division in 2014. She started her career as a scientist in R&D at Baxter Healthcare, focused on the artificial pancreas, and spent 4 years at Dexcom developing the G1 and G2 sensors. She has amassed over forty patents and took on increasingly larger business and management roles. She holds a B.A. in biology from Monmouth College, an M.S. in microbiology from Iowa State University, and a Ph.D. in microbiology and immunology from the University of Illinois at Chicago. Dr. Carr-Brendel’s qualifications to serve on our Board include over thirty years of medical device development leadership and proven expertise in R&D oversight, continuous glucose sensor development, new product development, business development, commercial execution, and intellectual property portfolio management.

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Erin Carter

Ms. Carter has served as a director of the Company since August 25, 2023, and is the Chair of its Audit Committee. Ms. Carter brings 30 years of executive level finance experience in the medical device industry. Ms. Carter (since November 2025) currently serves as the SVP of Corporate Development and Strategic Finance for Masimo Corporation. At Masimo, she leads the company’s inorganic growth strategy through mergers and acquisitions, strategic partnerships, and post-merger integrations. She also provides strategic financial leadership across major initiatives, including long-range planning. From 2023 to 2025, she served as the Chief Financial Officer for the Mayo Collaborative Services, at the Mayo Clinic. Mayo Collaborative Services facilitates access to the Mayo Clinic diagnostic expertise and services with revenues exceeding $1B. From 2012 until March of 2023, she held various senior roles with Medtronic, most recently serving as Chief Financial Officer and Vice President of Finance for their $9B Neuroscience division. In addition, during her tenure at Medtronic she grew the Gastrointestinal Solutions division from early tech start-up acquisition of $36M to revenue of $450M in 5 years through organic growth and multiple acquisitions. Prior to Medtronic, Ms. Carter served as Director of Finance at Boston Scientific and as VP of Accounting and Reporting at UnitedHealth Group. Prior to that, she served as Assistant Controller for Arterial Vascular Engineering, where she was instrumental in guiding the rapid growth of the company from 200 employees to over 4,000 in under five years. During this time, she managed the integration of two acquisitions and subsequently that company’s sale to Medtronic. Ms. Carter holds a B.S. in Business Administration from California Polytech State University and is a Certified Public Accountant (inactive) in the State of California. Ms. Carter’s extensive executive finance experience, including leadership roles in the medical device space, makes her qualified to serve on our Board.

Erik Emerson

Mr. Emerson has served as Chief Executive Officer and as a director of the Company since July 2026, when he was appointed in connection with the Closing of the Business Combination Transactions. Mr. Emerson is a 25-year veteran of the biopharmaceutical industry. Mr. Emerson previously served as Chief Executive Officer of Apimeds Pharmaceuticals US, Inc. (NYSE American: APUS) from September 2023 to December 2025, and as a director of the company from October 2024 to January 2026. Mr. Emerson was appointed Chief Executive Officer of Lokahi Therapeutics Inc. in December 2025. From August 2022 to October 2023, Mr. Emerson has served as Chief Commercial Officer of Odyssey Neuropharma, Inc., where he lead commercial strategy, forecasting, branding, marketing, and financing efforts for a Phase II asset in evaluation for the treatment of mild traumatic brain injury (concussion). He has also served as an advisory board member to NuGen Medical Devices from August 2022 to May 2023, and as a Partner at Pharmacense Consulting from May 2020 to October 2023. Mr. Emerson served as Chief Commercial Officer of Mezzion Pharmaceuticals, a Korean company establishing U.S. operations for the treatment of Single Ventricle Heart Disease following Fontan surgery, from February 2017 to January 2020. During an overlapping period, from February 2018 to November 2019, he served as Chief Commercial Officer and a board member of Adhera Therapeutics (previously known as Marina Biotech). Concurrently, from July 2017 to November 2019, he served as Executive Chairman and Chief Executive Officer of BioMauris LLC, a software entity he founded to track medicinal marijuana products from seed to sale, built on technology adapted from his prior venture, Symplmed. Prior to founding BioMauris, Mr. Emerson served as President and Chief Executive Officer of Symplmed Pharmaceuticals & Technologies from July 2013 to May 2018. From May 2010 to July 2013, he served as Senior Director of Commercial Development at Xoma Ltd. He was the Director of Marketing, Cardiopulmonary Division, at Gilead Sciences from May 2007 to May 2010. Mr. Emerson began his career in sales, sales training, and marketing with King Pharmaceuticals from May 2001 to May 2007, ultimately serving as Senior Product Manager – Cardiometabolic. Mr. Emerson received a Bachelor of Science in Political Science from the University of Oregon in 1993. Mr. Emerson’s experience in the biopharmaceutical industry, including his prior service as a chief executive officer, chief commercial officer, and board member at multiple life sciences companies, qualifies him to serve on our Board.

Paul V. Goode, PhD

Dr. Goode served as the Company’s Chief Executive Officer from November 2021 to July 2026. In connection with the Closing of the Business Combination Transactions, Dr. Goode transitioned to the role of Chief Technology Officer, a position he has held since July 2026. He has served on our Board since 2024. He most recently served as Vice President of Product Development at Orchestra Biomed where he oversaw development of its implantable cardiac stimulator system for hypertension. Prior to Orchestra, from 2010 until July 2019 Dr. Goode served in several executive roles at EndoStim, including Senior Vice President of R&D, Chief Technology Officer, and Interim Chief Executive Officer. Dr. Goode currently serves as a Senior Advisor and Board Member of EndoStim. From 2006 through 2010 he served as Vice President of Research and Development at Metacure and from 2004 through 2006 Dr. Goode served as Director of Engineering at Impulse Dynamics. Prior to that, Dr. Goode was employed as Director of Engineering at DexCom and as Senior Engineer at MiniMed. Dr. Goode received his BS, MS and PhD degrees from North Carolina State University. Dr. Goode’s extensive experience in the medical device space qualifies him to serve on our Board.

Luis Malavé

Mr. Malavé has served as a director of the Company since June 22, 2021 and serves on our Audit Committee and Nominating, Governance and Compensation Committee. Mr. Malavé brings more than 30 years of leadership experience in the MedTech industry, primarily in diabetes management, spanning all company stages, from private startups to large-cap publicly listed companies. He has extensive expertise in product development, operations, marketing, strategic partnerships, and US FDA regulatory strategy. Since October 2017, Mr. Malavé has served as President of EOFLOW CO. Ltd., a company listed on the Korea Stock Exchange that has developed a wearable disposable insulin pump. From October 2014 to June 2016, he was COO of Mikroscan Technologies. Prior to that, Mr. Malavé was the President and CEO of Palyon Medical, maker of an implantable drug-delivery system that spun out from German medical-technology giant Fresenius SE. Prior to Palyon, he spent nearly a decade at insulin pump maker Insulet Corp., including as its Senior Vice President of Research, Development and Engineering, and as Chief Operating Officer. He also held various senior positions at Medtronic and MiniMed, overseeing product development of various diabetes management devices. Mr. Malavé earned his Bachelor’s degree in Mathematics and Computer Science from the University of Minnesota, a Master’s degree in Software Engineering from the University of St. Thomas, and an MBA from the University of Maryland. Mr. Malavé’s extensive experience in the medical device space and public company experience qualify him to serve on our Board.

Required Vote and Recommendation of the Board for Proposal 1

Approval of Proposal 1 requires the affirmative vote of a plurality of shares entitled to vote and present in person or represented by proxy at the Annual Meeting, with respect to each director nominee. This means that each must receive a number of FOR votes representing a plurality of the votes cast at the meeting, whether in person or by proxy. You may vote FOR or WITHHOLD on each nominee for election as director. Shares represented by signed proxy cards and ballots submitted via the Internet at the Annual Meeting will be voted on Proposal 1 FOR the election of each director to the Board at the Annual Meeting, unless otherwise marked on the proxy card or ballot, respectively. A broker non-vote or a properly executed proxy (or ballot) marked WITHHOLD with respect to the election of a director will not be voted with respect to such director, although it will be counted for purposes of determining whether there is a quorum.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

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PROPOSAL 2

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON PAY)

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), our stockholders are entitled to vote to approve, on an advisory basis, not less frequently than once every three years, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules, commonly referred to as a “say-on-pay vote.” Accordingly, we are asking the stockholders to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement. We plan to continue to hold advisory votes every three years.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. The compensation of our named executive officers is disclosed in the section titled “Executive Compensation” below, including the tabular and narrative disclosures set forth in such section under the same heading. We believe that our compensation policies and decisions are focused on pay-for-performance principles and strongly aligned with our stockholders’ interests. Compensation of our named executive officers is designed to enable us to attract and retain talented and experienced executives, whose knowledge, skills and performance are critical to our success, and motivate these executive officers to achieve our business objectives and to lead us in a competitive environment.

We are asking our stockholders to indicate their support for the compensation of our named executive officers as described in this Proxy Statement by casting a non-binding advisory vote “FOR” the following resolution:

RESOLVED, that the stockholders of Glucotrack, Inc. approve, on an advisory basis, the compensation of its named executive officers, as disclosed in the Glucotrack, Inc. proxy statement for the 2026 Annual Meeting of Stockholders, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the information included in the section entitled “Executive Compensation” in the proxy statement, including the summary compensation table and other related tables and disclosure found in the proxy statement of Glucotrack, Inc.

The Role of Stockholder Say-on-Pay Votes

The Board, compensation committee, and management value the opinions of our stockholders. We provide our stockholders with the opportunity to cast an advisory vote to approve named executive officer compensation, including compensation that may be paid in connection with a change in control or a termination. Although the advisory Say-On-Pay vote is non-binding, our compensation committee considered the outcome of the vote and determined not to make material changes to our executive compensation programs because the compensation committee believed this advisory vote indicated considerable stockholder support for our approach to executive compensation. Our compensation committee will continue to consider the outcome of our Say-on-Pay votes when making future compensation decisions for our named executive officers.

At our 2024 annual meeting of stockholders held on April 1, 2024, our stockholders approved a three year frequency of stockholder advisory votes on the compensation of the Company’s named executive officers. Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act requires companies to hold advisory stockholder votes on the frequency of the approval or disapproval of their executive compensation programs, as reported in their proxy statements, no less often than once every six years (“frequency-on-pay”). As such, our next frequency-on-pay proposal will be voted upon at our 2030 annual meeting of stockholders.

Required Vote and Recommendation of the Board for Proposal 2

The advisory vote on the Say-on-Pay proposal requires the affirmative vote of the holders of a majority in voting power of the shares of Common Stock which are present in person or by proxy at the Annual Meeting and entitled to vote. Because the vote is advisory, it will not be binding on us, the Board or the Board’s compensation committee. Nevertheless, the views expressed by our stockholders, whether through this vote or otherwise, are important to us and, accordingly, the Board and our compensation committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements. Under applicable exchange rules, brokers are not permitted to vote shares held for a customer on “non-routine” matters without specific instructions from the customer. As such, broker non-votes will have no effect on the outcome of Proposal 2. Abstentions will be counted toward the vote total for Proposal 2 and will have the same effect as AGAINST votes.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” the proposal to approve, on an advisory basis, the compensation of our named executive officers, as described in this Proxy Statement.

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CORPORATE GOVERNANCE

Independent Directors

Our Board undertook a review of the independence of the individuals named above and determined that each of Andrew K. Balo, Dr. Victoria Carr-Brendel, Erin Carter and Luis Malavé qualifies as an independent director in accordance with the published listing requirements of the Nasdaq Stock Market (“Nasdaq”), the rules and regulations of the SEC. The Nasdaq independence definition includes a series of objective tests, such as that the director is not also one of our employees and has not engaged in various types of business dealings with us. In addition, as further required by the Nasdaq rules, the Board has made a subjective determination as to each independent director that no relationships exist that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities as they may relate to us and our management.

Board Committees

The Board has established an audit committee, a compensation committee and a nominating and corporate governance committee. The Board and its committees set schedules to meet throughout the year and also can hold special meetings and act by written consent from time to time as appropriate. The independent directors of the Board also hold separate regularly scheduled executive session meetings at least twice a year at which only independent directors are present. At each executive session, the independent directors designate an independent director to preside over the executive session. The Board has delegated various responsibilities and authority to its committees as generally described below. The committees regularly report on their activities and actions to the full Board. Each current member of each committee of the Board qualifies as an independent director in accordance with the Nasdaq standards described above and SEC rules and regulations. Each committee of the Board has a written charter approved by the Board. Copies of each charter are posted on our website at www.glucotrack.com under the “Investors” section. The inclusion of our website address in this proxy statement does not include or incorporate by reference the information on our website into this proxy statement.

The following table provides the current membership of the committees of the Board and meeting information for each of the committees of the Board. It is expected that the director nominees will continue to serve on the committees in a manner consistent with their current committee memberships.

Committee	Chair	Other Members
Audit Committee	Erin Carter	Luis Malavé; Dr. Victoria Carr-Brendel
Compensation Committee	Luis Malavé	Erin Carter; Andrew Balo
Nominating and Corporate Governance Committee	Dr. Victoria Carr-Brendel	Erin Carter; Luis Malavé

The primary responsibilities of each committee are described below.

Audit Committee

Our audit committee currently consists of Erin Carter (chair), Luis Malavé and Dr. Victoria Carr-Brendel. The Board annually reviews the Nasdaq listing standards definition of independence for audit committee members and has determined that all current members of our audit committee are independent (as independence is currently defined in applicable Nasdaq listing standards and Rule 10A-3 promulgated by the SEC under the Exchange Act. Our audit committee held five meetings in 2025.

The Board, based on recommendations from our nominating and corporate governance committee, has determined that Ms. Carter qualifies as an “audit committee financial expert,” as that term is defined in Item 407(d)(5)(ii) of Regulation S-K. The designation of Ms. Carter as an “audit committee financial expert” does not impose on her any duties, obligations or liability that are greater than those that are generally imposed on her as a member of our audit committee and the Board, and her designation as an “audit committee financial expert” pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of our audit committee or the Board.

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Our audit committee’s responsibilities include, among other things:

●	appointing, compensating, retaining, evaluating, terminating and overseeing our independent registered public accounting firm;

●	discussing with our independent registered public accounting firm their independence from management;

●	reviewing with our independent registered public accounting firm the scope and results of their audit;

●	setting the compensation of the independent auditor;

●	pre-approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm;

●	overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC;

●	reviewing and monitoring our accounting principles, accounting policies, financial and accounting controls and compliance with legal and regulatory requirements;

●	establishing policies regarding the hiring of employees or former employees of the independent auditor;

●	preparing the audit committee report required by SEC rules;

●	discussing generally the type and presentation of information to be disclosed in our earnings press releases;

●	reviewing and discussing with our management and our independent auditor our quarterly financial statements;

●	coordinating our Board’s oversight of our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

●	coordinating our Board’s oversight of the performance of our internal audit function;

●	discussing our policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which our exposure to risk is handled;

●	reviewing and discussing with management our major risk exposures, including financial, operational, privacy and cybersecurity, competition, legal, regulatory, compliance and reputational risks, and the steps we take to prevent, detect, monitor and actively manage such exposures;

●	establishing policies regarding the hiring of employees or former employees of the independent auditor;

●	establishing procedures for (i) the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;

●	reviewing and approving “related party transactions” involving the Company and officers, directors or stockholders beneficially owning more than 5% of any class of equity security of the Company”; and

●	discussing with the Company’s legal counsel (i) any legal matters that may have a material impact on our financial statements, accounting policies, compliance with applicable laws and regulations and (ii) any material reports, notices or inquiries received from regulators or governmental agencies.

The composition and function of the audit committee is intended to comply with applicable requirements of the Sarbanes-Oxley Act, SEC rules and regulations and Nasdaq listing rules.

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Compensation Committee

Our compensation committee currently consists of Luis Malavé (chair), Erin Carter and Andrew Balo. The Board has determined that all current members of our compensation committee are independent as independence is currently defined in applicable Nasdaq listing standards. In addition, each member of our compensation committee is a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act. Our compensation committee held two meetings in 2025.

The compensation committee makes recommendations to the Board and reviews and approves our compensation policies and all forms of compensation to be provided to our directors and executive officers, including, among other things, annual salaries, bonuses, equity incentive awards and other incentive compensation arrangements. In addition, our compensation committee administers the Glucotrack, Inc. 2024 Equity Incentive Plan (as amended, the “2024 Plan”), including granting stock options or awarding shares of restricted stock or restricted stock units or to our directors and executive officers. Our compensation committee also reviews and approves employment agreements with executive officers and other compensation policies and matters. Our compensation committee has the authority to delegate to its subcommittees such power and authority as it deems appropriate to the extent consistent with our governing documents, laws, regulations or listing standards.

In accordance with the Nasdaq rules and our compensation committee charter, our compensation committee has the authority and responsibility to retain or obtain the advice of compensation consultants, legal counsel and other compensation advisors, the authority to direct the Company to pay such advisors and the responsibility to consider the independence factors specified under applicable law and any additional factors the compensation committee deems relevant.

The compensation committee’s responsibilities include, among other things:

●	reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer, evaluating the performance of our Chief Executive Officer in light of these goals and objectives and setting or making recommendations to our Board regarding the compensation of our Chief Executive Officer;

●	reviewing and setting or making recommendations to our Board regarding the compensation of our other executive officers;

●	making recommendations to our Board regarding the compensation of our directors;

●	reviewing and approving or making recommendations to our Board regarding our incentive compensation and equity-based plans and arrangements;

●	exercising all rights, authority and functions of our Board under all of our stock option, stock incentive, employee stock purchase and other equity-based plans, including without limitation, the authority to interpret the terms thereof, to grant options thereunder and to make stock awards thereunder;

●	reviewing and discussing annually with management our “Compensation Discussion and Analysis” disclosure if and to the extent then required by SEC rules;

●	preparing the compensation committee report if and to the extent then required by SEC rules; and

●	appointing and overseeing any compensation consultants, legal counsel or other advisors.

The composition and function of our compensation committee is intended to comply with all applicable requirements of the Sarbanes-Oxley Act, SEC rules and regulations and the Nasdaq listing rules.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee currently consists of Dr. Victoria Carr-Brendel (chair), Erin Carter and Andrew Balo. The Board has determined that each of Dr. Carr-Brendel, Ms. Carter and Mr. Balo is independent as independence is currently defined in applicable Nasdaq listing standards. Our nominating and corporate governance committee held two  meetings in 2025.

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The nominating and corporate governance committee’s responsibilities include, among other things:

●	identifying individuals qualified to become members of our Board, consistent with criteria approved by our Board;

●	recommending to our Board the nominees for election to our Board at our annual meetings of stockholders;

●	approving the criteria for selecting nominees for directors;

●	retaining and terminating any search firm to be used to identify director nominees, including authority to approve search firm’s fees and other retention terms;

●	reviewing the composition of each committee of our Board and making recommendations to our Board for changes or rotation of committee members, the creation of additional committees and changes to committee charters;

●	developing and recommending to our Board a set of corporate governance guidelines;

●	reviewing our leadership structure;

●	overseeing an evaluation of our Board and its committees; and

●	overseeing a review of our Board on succession planning for executive officers.

Our nominating and corporate governance committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements and having a general understanding of our Company’s industry and market. Our nominating and corporate governance committee also considers other factors it deems appropriate.

In evaluating potential nominees to the Board, the nominating and corporate governance committee considers a wide variety of qualifications, attributes and other factors and recognizes that a diversity of viewpoints and practical experience can enhance the effectiveness of the Board. Accordingly, as part of its evaluation of each candidate, the nominating and corporate governance committee takes into account that candidate’s background, experience, qualifications, attributes and skills that may complement, supplement or duplicate those of other prospective candidates and current directors.

When there is a vacancy on the Board, the nominating and corporate governance committee is responsible for considering various potential candidates for director. Our nominating and corporate governance committee may consider bona fide candidates from all relevant sources, including current Board members, professional search firms, stockholders and other persons. The nominating and corporate governance committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The nominating and corporate governance committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.

Our nominating and corporate governance committee will consider director candidates recommended by stockholders and evaluate them using the same criteria as candidates identified by the Board or the nominating and corporate governance committee for consideration. If one of our stockholders wishes to recommend a director candidate for consideration by the nominating and corporate governance committee, the stockholder recommendation should be delivered to the chair of the nominating and corporate governance committee at our principal executive offices, and must include information regarding the candidate and the stockholder making the recommendation as required by our amended and restated bylaws. See “Stockholder Proposals” for more information. All of the nominees for election as directors at the Annual Meeting were nominated by the Board. The Company did not receive any stockholder nominations for directors to be elected at the Annual Meeting.

The nominating and corporate governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as members of the Board, but the nominating and corporate governance committee will consider such factors as it may deem are in the best interests of the Company and its stockholders. Such factors may include the individual’s professional experience, education, skills and other individual qualities or attributes.

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Board Meetings and Attendance

The Board held four meetings in 2025. During 2025, each incumbent member of the Board attended 75% or more of the aggregate of (a) the total number of Board meetings held during the period of such member’s service and (b) the total number of meetings of all committees on which such member served, during the period of such member’s service.

Director Attendance at Annual Meetings of Stockholders

Directors are encouraged, but not required, to attend our annual stockholder meetings. All of our directors serving during fiscal year 2025 attended our 2025 annual meeting.

Compensation Committee Interlocks and Insider Participation

None of the members of the compensation committee is or has ever been an officer or employee of the Company. No executive officer of the Company serves as a member of the Board or compensation committee of any other entity that has one or more executive officers serving as a member of the Board or our compensation committee.

Board Leadership Structure and Role in Risk Oversight

Under the Company’s Bylaws, the Board elects the Company’s Chairman and Chief Executive Officer. Each of these positions may be held by the same person or may be held by different people. The Board of the Company has not adopted a formal policy regarding the need to separate or combine the offices of Chairman of the Board and Chief Executive Officer and instead the Board remains free to make this determination from time to time in a manner that it determines to be most appropriate for the Company. The Board believes that the independent directors work well together in the current Board structure.

The Company’s management has responsibility for managing day-to-day risk and for bringing the most material risks facing the Company to the Board’s attention. To facilitate the Board’s risk oversight responsibility, management provides the Board with information about its identification, assessment and management of critical risks and its risk mitigation strategies. These matters are further discussed by the Board with or without the presence of management.

Each of our Board committees also oversees the management of the Company’s risk that falls within the committee’s areas of responsibility. In performing this function, each committee has full access to management, as well as the ability to engage advisors. For example, our audit committee is responsible for overseeing the management of risks associated with our financial reporting, operational, privacy and cybersecurity, competition, legal, regulatory, compliance and reputational matters; and our compensation committee oversees the management of risks associated with our compensation policies and programs.

Oversight of Cybersecurity Risks

We face a number of risks, including cybersecurity risks and those other risks described under the section titled “Risk Factors” included in our Annual Report on Form 10-K filed with the SEC on March 30, 2026. Our Chief Executive Officer and audit committee evaluates our cybersecurity risk exposure and corresponding mitigations, working alongside our out-sourced information technology team. As part of this oversight, our senior management escalates any significant cybersecurity matters and strategic risk management decisions to our audit committee and Board, granting them comprehensive oversight and the ability to provide guidance on critical cybersecurity issues. We believe this division of responsibilities is the most effective approach for addressing our cybersecurity risks and that our Board leadership structure supports this approach.

Code of Business Conduct

We have adopted a Code of Ethics and Business Ethics (the “Code of Ethics”), which applies to its directors, officers, and employees, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (collectively, the “Covered Persons” and each a “Covered Person”). The full text of the Code of Ethics is available on the “Investors” section of our website, which is located at www.glucotrack.com. We will provide to any person without charge, upon request, a copy of the Code. Such requests should be made in writing to the following address: c/o Glucotrack, Inc., 301 Route 17 North, Ste. 800, Rutherford, New Jersey 07070. The Company intends to satisfy the SEC’s requirements regarding amendments to, or waivers from, the Code of Ethics by posting such information on its website or by filing a Current Report on Form 8-K to disclose such information.

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Employee, Office and Director Hedging; Insider Trading; 10b5-1 Plans and Pledging

We do not have formal stock ownership guidelines for our executive officers, because the compensation committee is satisfied that stock and option holdings among our executive officers provide motivation and align this group’s interests with those of our stockholders.

The Company has an insider trading policy (the “Insider Trading Policy”) which prohibits Covered Persons from buying or selling the Company’s securities while the Covered Person is aware of material nonpublic information about the Company. The Company believes that its Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and any applicable listing standards. A copy of the Insider Trading Policy is filed as Exhibit 19.1 to our Annual Report.

We have authorized our executive officers to enter into trading plans established according to Section 10b5-1 of the Exchange Act with an independent broker-dealer (“broker”) that we designate. As of the record date, one of our directors had a trading plan in effect. These plans may include specific instructions for the broker to exercise vested options and sell our common stock on behalf of the executive officer or director at certain dates if our stock price is above a specified level or both. Under these plans, the executive officer or director no longer has control over the decision to exercise and sell the securities in the plan, unless he or she amends or terminates the trading plan during a trading window. Plan modifications are not effective until the 31st day after adoption. The purpose of these plans is to enable executive officers to recognize the value of their compensation and diversify their holdings of our stock during periods in which the executive officer or director would be unable to sell our common stock because material information about us had not been publicly released.

The Company does not currently have anti-hedging policies or procedures that are applicable to its directors, executive officers or employees who are not executive officers and as such, hedging transactions are not prohibited.

Limitation of Liability and Indemnification

Our Certificate of Incorporation contains provisions that limit the liability of our directors and officers for damages to the fullest extent permitted by Delaware law. Consequently, our directors will not be personally liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director, and our officers will not be personally liable to our stockholders for monetary damages for breach of fiduciary duty as an officer, in each case except for any liability for:

●	any breach of the director’s or officer’s duty of loyalty to us or our stockholders;

●	any act or omission not in good faith or which involves intentional misconduct or a knowing violation of law;

●	any transaction from which the director or officer derived an improper personal benefit; and

●	an illegal dividend, stock repurchase or redemption under Section 174 of the Delaware General Corporation Law (“DGCL”).

Our Bylaws provide that we will indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Company to procure a judgment in its favor by reason of the fact that he or she is or was an agent against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the Company’s best interests, except that no indemnification will be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Company by a court of competent jurisdiction, after exhaustion of all appeals therefrom, unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

Our Certificate of Incorporation requires us to indemnify and advance expenses to, to the fullest extent permitted by applicable law, our directors and officers.

We also maintain a directors’ and officers’ insurance policy pursuant to which our directors and officers are insured against liability for actions taken in their capacities as directors and officers.

We believe these provisions in our Certificate of Incorporation are necessary to attract and retain qualified persons as directors and officers.

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Communications to the Board

Stockholders and other parties interested in communicating with the independent directors regarding their concerns or issues may address correspondence to a particular director or to the independent directors generally, care of Glucotrack, Inc., 301 Rte. 17 North, Ste. 800, Rutherford NJ 07070, Attn: Chief Executive Officer. The Chief Executive Officer of the Company has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any inappropriate communications. If the Chief Executive Officer of the Company deems a communication to be appropriate, he will forward it, depending on the subject matter, to the Chairman of the Board, the chair of a committee of the Board, the full Board or a particular director, as appropriate.

Director Compensation

Decisions regarding the compensation to be paid to the members of our Board, if any, are determined and/or ratified by the Board with recommendations given by the Compensation Committee. Non-employee directors are compensated with a combination of cash and shares. Additionally, we provide reimbursement to our non-employee directors for their reasonable expenses incurred in attending meetings of our Board and its committees. Directors may also receive equity awards from time to time. The directors who also serve as an employee of the Company do not receive additional compensation for their service as a director.

The following table sets forth information regarding compensation earned during the fiscal year ended December 31, 2025 by each of our non-employee directors who served as a director of the Company during that time:

Name		Fees Earned in Cash	Stock Awards ($)(1)	Options Awards ($)(2)	All Other Compensation ($)	Total
Luis Malave	(3)	$87,000	$18,000	$29,000	$-	$134,000
Erin Carter	(4)	$70,000	$15,000	$29,000	$-	$114,000
Andrew Balo	(5)	$35,000	$50,000	$29,000	$-	$149,000
Victoria Carr-Brendel	(6)	$42,583	$3,250	$29,000	$-	$74,833
Allen Danzig	(7)	$-	$-	$-	$-	$-
Dr. Robert Fischell	(7)	$-	$-	$-	$-	$-
John Ballantyne	(7)	$-	$-	$-	$-	$-

(1)	Amounts for the year ended December 31, 2025 reflect the fair value of restricted shares issued as compensation for Board service, calculated in accordance with ASC Topic 718.

(2)	Amounts for the year ended December 31, 2025 reflect the grant date fair value for financial statement reporting purposes with respect to stock options granted during the fiscal year, calculated in accordance with ASC Topic 718.

(3)	Mr. Malave received equity compensation for his service as a member of the Board consisting of (i) 1,200 shares of Common Stock earned on July 11, 2025, with an aggregate grant-date fair value of $9,000, and 463 shares of Common Stock earned on October 3, 2025, with an aggregate grant-date fair value of $9,000 (collectively, $18,000), and (ii) 4,055 stock options granted on October 3, 2025, with a grant-date fair value of $29,000. As of December 31, 2025, Mr. Malave held 4,058 shares of Common Stock and 4,055 stock options granted as compensation for his Board service.

(4)	Ms. Carter received equity compensation for her service as a member of the Board consisting of (i) 1,000 shares of Common Stock earned on July 11, 2025, with an aggregate grant-date fair value of $7,500, and 386 shares of Common Stock earned on October 3, 2025, with an aggregate grant-date fair value of $7,500 (collectively, $15,000), and (ii) 4,055 stock options granted on October 3, 2025, with a grant-date fair value of $29,000. As of December 31, 2025, Ms. Carter held 2,148 shares of Common Stock and 4,055 stock options granted as compensation for her Board service.

(5)	Mr. Balo received equity compensation for his service as a member of the Board consisting of (i) 3,332 shares of Common Stock earned on July 11, 2025, with an aggregate grant-date fair value of $25,000, and 1,285 shares of Common Stock earned on October 3, 2025, with an aggregate grant-date fair value of $25,000 (collectively, $50,000), and (ii) 4,055 stock options granted on October 3, 2025, with a grant-date fair value of $29,000. As of December 31, 2025, Mr. Balo held 4,692 shares of Common Stock and 4,055 stock options granted as compensation for his Board service.

(6)	Ms. Carr-Brendel received equity compensation for her service as a member of the Board consisting of 434 shares of Common Stock earned on October 3, 2025, with an aggregate grant-date fair value of $3,250, and (ii) 4,055 stock options granted on October 3, 2025, with a grant-date fair value of $29,000. As of December 31, 2025, Ms. Carr-Brendel held 167 shares of Common Stock and 4,055 stock options granted as compensation for her Board service.

(7)	Mr. Danzig, Dr. Fischell and Mr. Ballantyne were not nominated for re-election at the 2025 annual meeting, and their respective terms on the Board and any committees of the Board expired on May 22, 2025.

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PROPOSAL 3

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board annually considers and selects our independent registered public accountants. The Board has selected CBIZ CPAs P.C. (“CBIZ”) to act as our independent registered public accountant for the fiscal year ended December 31, 2026.

Stockholder ratification of CBIZ as our independent registered public accountant firm is not required by our Bylaws, or otherwise. However, we are submitting the selection of CBIZ to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the selection of CBIZ as our independent registered public accountants, the Board will reconsider the selection of such independent registered public accountant firm. Even if the selection is ratified, the Board may, in its discretion, direct the appointment of a different independent registered public accountant at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders. Representatives of CBIZ are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to questions.

Principal Accounting Fees and Services.

On July 18, 2025, the Company, with the prior approval of the audit committee, dismissed Fahn Kanne & Co. Grant Thornton Israel (“Grant Thornton”) as the Company’s independent registered public accounting firm. In connection with the dismissal of Grant Thornton, with the prior approval of the audit committee, on July 18, 2025, the Company engaged CBIZ as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

The following tables presents the aggregate fees billed by CBIZ and Grant Thornton for services performed during the fiscal years ended December 31, 2025 and 2024. These fees are categorized as audit fees, audit-related fees, tax fees and all other fees. The nature of the services provided in each category is described following the tables.

Fees Paid to Independent Registered Public Accounting Firm

The following table provides information regarding the fees billed by CBIZ for the fiscal year ended December 31, 2025.

2025

Audit Fees (1)	$146,550
Audit-Related Fees (2)	-
Tax Fees (3)
All Other Fees (4)	$8,007

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Fees Paid to Prior Independent Registered Public Accounting Firm

The following table provides information regarding the fees billed by the Company’s previous independent registered public accounting firm, Grant Thornton, for the fiscal years ended December 31, 2025 and 2024.

	2025	2024

Audit Fees (1)	$127,000	113,152
Audit-Related Fees (2)	64,000	71,000
Tax Fees (3)	11,630	-
All Other Fees (4)	$9,928	-

(1)	Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings.

(2)	Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our year-end financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(3)	Tax Fees. Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice.

(4)	All Other Fees. All other fees consist of fees billed for all other services.

Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Under its charter, the audit committee must review and pre-approve both audit and permitted non-audit services provided by the Company’s independent registered public accounting firm and shall not engage the independent registered public accounting firm to perform any non-audit services prohibited by law or regulation. The independent registered public accounting firm’s retention to audit the Company’s financial statements, including the associated fee, is subject to approval each year by the audit committee. The audit committee does not regularly evaluate potential engagements of the independent registered public accounting firm and approve or reject such potential engagements. At each audit committee meeting, the audit committee receives updates on the services actually provided by the independent registered public accounting firm, and management may present additional services for pre-approval. The audit committee approved all of the fees paid to CBIZ and Grant Thornton during the years ended December 31, 2025 and 2024.

Required Vote and Recommendation of the Board for Proposal 3

For the selection by the audit committee of CBIZ as the independent registered public accounting firm of the Company for the year ending December 31, 2026 to be ratified, we must receive a FOR vote from the holders of a majority of all those outstanding shares that (a) are present or represented by proxy at the Annual Meeting, and (b) are cast either affirmatively or negatively on Proposal 3. Abstentions and broker non-votes will not be counted FOR or AGAINST the proposal and will have no effect on the proposal. Brokers holding shares for a beneficial owner that have not received voting instructions with respect to the ratification of the approval of the appointment of CBIZ will have discretionary voting authority with respect to this matter.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF CBIZ AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2026.

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PROPOSAL 4

APPROVAL OF ONE OR MORE REVERSE STOCK SPLITS (AGGREGATE RATIO

UP TO 1-FOR-THIRTY)

Overview

Our Board has determined that it is advisable and in the best interests of the Company and its stockholders, for us to amend our Certificate of Incorporation (the “Reverse Stock Split Charter Amendment”) to authorize our Board (with delegated authority to our executive officer) to effect one or more reverse stock splits (each, a “Reverse Stock Split,” and collectively, the “Reverse Stock Splits”) of our issued and outstanding shares of Common Stock at one or more specific ratios, not to exceed one-for-thirty (the “Maximum Split Ratio”), with the final ratio or ratios selected (in the aggregate) referred to as the “Approved Split Ratio.” A vote for this Proposal 4 will constitute approval of the Reverse Stock Splits that, once authorized by management and effected by the filing of one or more Reverse Stock Split Charter Amendments with the Secretary of State of the State of Delaware, will combine a number of shares of our Common Stock, up to thirty shares of our Common Stock (in the aggregate), into one share of our Common Stock. If implemented, the Reverse Stock Splits will have the effect of decreasing the number of shares of our Common Stock issued and outstanding. As used herein, “management” means the Company’s Chief Executive Officer.

Accordingly, stockholders are asked to adopt and approve the Reverse Stock Split Charter Amendment, in substantially the form set forth in Appendix A of this Proxy Statement, to effect one or more Reverse Stock Splits as set forth in the Reverse Stock Split Charter Amendment, subject to management’s determination, in its sole discretion, whether or not to implement the Reverse Stock Splits, as well as the specific ratio or ratios, in the aggregate up to the Maximum Split Ratio, and provided that the Reverse Stock Splits must be effected on or prior to the one-year anniversary date of the Annual Meeting. The text of Appendix A remains subject to modification to include such changes as may be required by the Secretary of State of the State of Delaware and as management deems necessary or advisable to implement the Reverse Stock Splits. Appendix A is provided as a form of filing, and if management elects to effect more than one Reverse Stock Split, we expect to file a separate Reverse Stock Split Charter Amendment for each Reverse Stock Split, each reflecting the applicable ratio and effective time.

If adopted and approved by the holders of our outstanding Common Stock, the Reverse Stock Splits would be applied at a ratio or ratios (in the aggregate), not to exceed the Maximum Split Ratio, determined by management prior to the one-year anniversary date of the Annual Meeting. The Company’s management team reserves the right to elect to abandon the Reverse Stock Splits if it determines, in its sole discretion, that the Reverse Stock Splits are no longer in the best interests of the Company and its stockholders.

Purpose and Rationale for the Reverse Stock Split

Avoid Delisting from Nasdaq. Our Board believes a Reverse Stock Split may be necessary to maintain our listing on The Nasdaq Capital Market and compliance with Nasdaq Listing Rule 5550(a)(2) (the “Bid Price Rule”). Accordingly, the Board has approved resolutions proposing the Reverse Stock Split Charter Amendment to effect one or more Reverse Stock Splits and directed that it be submitted to our stockholders for adoption and approval at the Annual Meeting. Management and the Board have considered the potential harm to us and our stockholders should Nasdaq delist our Common Stock from trading. Delisting could adversely affect the liquidity of our Common Stock since alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less efficient markets. An investor likely would find it less convenient to sell, or to obtain accurate quotations in seeking to buy, our common stock on an OTC market. Many investors likely would not buy or sell our common stock due to difficulty in accessing OTC markets, policies preventing them from trading in securities not listed on a national exchange, or other reasons.

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Other reasons. The Board also believes that the increased market price of our Common Stock expected as a result of implementing a Reverse Stock Split could improve the marketability and liquidity of our Common Stock and may encourage interest and trading in our Common Stock. A Reverse Stock Split, if effected, could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited from buying stock whose price is below a certain threshold), potentially increasing the trading volume and liquidity of our Common Stock. A Reverse Stock Split could help increase analyst and broker interest in the Common Stock, as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, a low average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher.

Our Board does not intend for this transaction to be the first step in a series of plans or proposals to effect a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Risks of the Proposed Reverse Stock Split

We cannot assure you that any Reverse Stock Split will increase the price of our Common Stock and have the desired effect of maintaining compliance with Nasdaq’s Bid Price Rule.

If one or more Reverse Stock Split are implemented, our Board expects that it will increase the market price of our Common Stock so that we are able to maintain compliance with the Bid Price Rule. However, the effect of a Reverse Stock Split upon the market price of our Common Stock cannot be predicted with any certainty. The history of similar reverse stock splits for companies in similar circumstances is varied. It is possible that (i) the per share price of our Common Stock after a Reverse Stock Split will not rise in proportion to the reduction in the number of shares of our Common Stock outstanding resulting from the Reverse Stock Split, (ii) the market price per post-Reverse Stock Split share may not exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time, or (iii) the Reverse Stock Split may not result in a per share price that would attract brokers and investors who do not trade in lower priced stocks. Even if a Reverse Stock Split is implemented, the market price of our Common Stock may decrease due to factors unrelated to the Reverse Stock Split. In any case, the market price of our Common Stock will be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If a Reverse Stock Split is consummated and the trading price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Even if the market price per post-Reverse Stock Split share of our Common Stock remains in excess of $1.00 per share, we may be delisted due to a failure to meet other continued listing requirements, including Nasdaq requirements related to the minimum stockholders’ equity, minimum number of shares that must be in the public float and the minimum market value of the public float.

A decline in the market price of our Common Stock after a Reverse Stock Split is implemented may result in a greater percentage decline than would occur in the absence of a reverse stock split.

If a Reverse Stock Split is implemented and the market price of our Common Stock declines, the percentage decline may be greater than would occur in the absence of a reverse stock split. The market price of our Common Stock will, however, also be based upon our performance and other factors, which are unrelated to the number of shares of Common Stock outstanding.

A Reverse Stock Split may decrease the liquidity of our Common Stock.

The liquidity of our common stock may be harmed by a Reverse Stock Split given the reduced number of shares of Common Stock that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split.

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Determination of the Ratio for the Reverse Stock Split

If Proposal 4 is approved by stockholders and management determines that it is in the best interests of the Company and its stockholders to move forward with a Reverse Stock Split, the ratio or ratios of the Reverse Stock Splits, in the aggregate not to exceed the Maximum Split Ratio, will be selected by management in its sole discretion. In determining which ratio to use, management will consider numerous factors, including the historical and projected performance of our Common Stock, the effect of the ratio on our compliance with other Nasdaq listing requirements, prevailing market conditions and general economic trends, and will place emphasis on the expected closing price of our Common Stock in the period following the effectiveness of the Reverse Stock Split. Management will also consider the impact of the ratio on investor interest. The purpose of selecting a maximum is to give management the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. Based on the number of shares of Common Stock issued and outstanding as of the date of this proxy statement, after completion of the Reverse Stock Split, we will have approximately 257,304 shares of Common Stock issued and outstanding if the Maximum Split Ratio is chosen by management.

Principal Effects of the Reverse Stock Splits

After the effective date of any Reverse Stock Split, each stockholder will own a reduced number of shares of Common Stock. The proposed Reverse Stock Splits will affect all stockholders uniformly. The proportionate voting rights and other rights and preferences of the holders of our Common Stock will not be affected by the proposed Reverse Stock Splits. For example, a holder of 2% of the voting power of the outstanding shares of our Common Stock immediately prior to a Reverse Stock Split would continue to hold 2% of the voting power of the outstanding shares of our Common Stock immediately after such Reverse Stock Split.

The following table contains approximate number of issued and outstanding shares of Common Stock, and the estimated per share trading price following a 1:30 Reverse Stock Split, without giving effect to the issuance of any derivative securities, as of July 17, 2026.

After Each Reverse Stock Split Ratio

	Current	1:30
Common stock Authorized	250,000,000	250,000,000
Common stock Issued and Outstanding	7,716,121	257,304
Number of Shares of Common Stock Reserved for Issuance(1)	97,544	3,251
Number of Shares of Common Stock Authorized but Unissued and Unreserved	2,214,800	73,827
Price per share, based on the closing price of our Common Stock(2)	$0.50	$15.00

(1)	Includes shares reserved for issuance under the Company’s 2010 Incentive Compensation Plan (the “2010 Plan”) and the 2024 Plan.

(2)	The price per share indicated reflects solely the application of the applicable reverse split ratio to the closing price of the Common Stock on July 16, 2026.

After the effective date of the Reverse Stock Split, our common stock would have a new CUSIP number, a number used to identify our Common Stock.

Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Stock Splits will not affect the registration of our Common Stock under the Exchange Act. Our Common Stock would continue to be reported on Nasdaq under the symbol “GCTK”, although it is likely that Nasdaq would add the letter “D” to the end of the trading symbol for a period of twenty trading days after the effective date of a Reverse Stock Split to indicate that a Reverse Stock Split had occurred.

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Effect on Outstanding Derivative Securities

A Reverse Stock Split will require that proportionate adjustments be made to the conversion rate, the per share exercise price and the number of shares issuable upon the exercise or conversion of the following outstanding derivative securities issued by us, in accordance with the Approved Split Ratio (all figures are as of July 17, 2026, and are on a pre-Reverse Stock Split basis), including:

●	16,499 shares of Common Stock issuable upon the exercise of options outstanding at a weighted average exercise price of $57.75 per share;

●	2,198,301 shares of Common Stock issuable upon exercise of warrants;

●	97,544 shares of Common Stock issuable under the 2024 Plan.

The adjustments to the above securities, as required by a Reverse Stock Split and in accordance with the Maximum Split Ratio, would result in approximately the same aggregate price being required to be paid under such securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split.

Effect on Equity Incentive Plans

As of July 17, 2026, we had 16,499 shares and 97,544 shares of Common Stock reserved for issuance pursuant to the exercise of outstanding options issued under our 2010 Plan and 2024 Plan, respectively. Pursuant to the terms of the 2010 Plan and the 2024 Plan, the Board, or a designated committee thereof, as applicable, will adjust the number of shares of Common Stock underlying outstanding awards, the exercise price per share of outstanding stock options and other terms of outstanding awards issued pursuant to the 2010 Plan and the 2024 Plan to equitably reflect the effects of any Reverse Stock Split. The number of shares subject to vesting under restricted stock awards and the number of shares issuable as contingent consideration as part of an acquisition by the Company will be similarly adjusted, subject to our treatment of fractional shares. Furthermore, the number of shares available for future grant under the 2024 Plan will be similarly adjusted.

Effective Date

The Reverse Stock Splits would become effective on the date(s) of filing of the Reverse Stock Split Charter Amendment with the office of the Secretary of State of the State of Delaware unless another effective date is set forth in the Reverse Stock Split Charter Amendment. On each such effective date, shares of Common Stock issued and outstanding shares of Common Stock held in treasury, in each case, immediately prior thereto will be combined and reclassified, automatically and without any action on the part of our stockholders, into new shares of Common Stock in accordance with the Maximum Split Ratio set forth in this Proposal 4. If the proposed Reverse Stock Split Charter Amendment is not adopted and approved by our stockholders, the Reverse Stock Splits will not occur.

Treatment of Fractional Shares

No fractional shares of common stock will be issued as a result of any Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the reverse stock split ratio will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole share.

Record and Beneficial Stockholders

If the Reverse Stock Splits are authorized by our stockholders and management elects to implement one or more Reverse Stock Splits, stockholders of record holding some or all of their shares of Common Stock electronically in book entry form under the direct registration system for securities will receive a transaction statement at their address of record indicating the number of shares of common stock they hold after the applicable Reverse Stock Split. Non-registered stockholders holding common stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the consolidation than those that would be put in place by us for registered stockholders. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.

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If the Reverse Stock Splits are authorized by the stockholders and our management elects to implement one or more Reverse Stock Splits, stockholders of record holding some or all of their shares in certificate form will receive a letter of transmittal, as soon as practicable after the effective date of the applicable Reverse Stock Split. Our transfer agent will act as “exchange agent” for the purpose of implementing the exchange of stock certificates. Holders of pre-Reverse Stock Split shares will be asked to surrender to the exchange agent certificates representing pre-Reverse Stock Split shares in exchange for post-Reverse Stock Split shares and payment in lieu of fractional shares (if any) in accordance with the procedures to be set forth in the letter of transmittal. Until surrender, each certificate representing shares before the applicable Reverse Stock Split would continue to be valid and would represent the adjusted number of whole shares based on the approved exchange ratio of the applicable Reverse Stock Split selected by management. No new post-Reverse Stock Split share certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent.

STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-REVERSE STOCK SPLIT STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL THEY ARE REQUESTED TO DO SO.

Accounting Consequences

The par value per share of Common Stock would remain unchanged at $0.001 per share after the Reverse Stock Splits. As a result, on the effective date of each Reverse Stock Split, the stated capital on our balance sheet attributable to the Common Stock will be reduced proportionally, based on the ratio, up to the Maximum Split Ratio, selected by management, from its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share Common Stock net income or loss and net book value will be increased because there will be fewer shares of Common Stock outstanding. The shares of common stock held in treasury, if any, will also be reduced proportionately based on the ratio selected by management. Retroactive restatement will be given to all share numbers in the financial statements, and accordingly all amounts including per share amounts will be shown on a post-split basis. We do not anticipate that any other accounting consequences would arise as a result of any Reverse Stock Split.

No Appraisal Rights

Our stockholders are not entitled to dissenters’ or appraisal rights under the DGCL with respect to this Proposal 4 and we will not independently provide our stockholders with any such right if any Reverse Stock Split is implemented.

Material Federal U.S. Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material U.S. federal income tax consequences of a Reverse Stock Split to our stockholders. The summary is based on the Code, applicable U.S. Department of the Treasury regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this proxy statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service (the “IRS”) regarding the federal income tax consequences of a Reverse Stock Split. This discussion only addresses stockholders who hold Common Stock as capital assets. It does not purport to be complete and does not address stockholders subject to special tax treatment under the Code, including, without limitation, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign stockholders, stockholders who hold their pre-Reverse Stock Split shares as part of a straddle, hedge or conversion transaction, and stockholders who acquired their pre-Reverse Stock Split shares pursuant to the exercise of employee stock options or otherwise as compensation. If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purpose) holding our Common Stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Stock Splits to them. In addition, the following discussion does not address the tax consequences of a Reverse Stock Split under state, local and foreign tax laws. Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as a Reverse Stock Split, whether or not they are in connection with a Reverse Stock Split.

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We believe that because the Reverse Stock Splits are not part of a plan to increase periodically a stockholder’s proportionate interest in our assets or earnings and profits, the Reverse Stock Splits should have the following federal income tax effects. A Reverse Stock Split is expected to constitute a “recapitalization” for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. A stockholder who receives solely a reduced number of shares of Common Stock will not recognize gain or loss. In the aggregate, such a stockholder’s basis in the reduced number of shares of Common Stock will equal the stockholder’s basis in its old shares of Common Stock and such stockholder’s holding period in the reduced number of shares will include the holding period in its old shares exchanged. The Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of Common Stock surrendered in a recapitalization to shares received in the recapitalization. Stockholders of our Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

We will not recognize any gain or loss as a result of the proposed Reverse Stock Splits.

A stockholder of our Common Stock will be subject to backup withholding if such stockholder is not otherwise exempt and such stockholder does not provide its taxpayer identification number in the manner required or otherwise fails to comply with backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against a stockholder’s U.S. federal income tax liability, if any, provided the required information is timely furnished to the IRS. Stockholders of our common stock should consult their own tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL U.S. INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLITS AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLITS IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

Required Vote and Recommendation of the Board for Proposal 4

Pursuant to changes to Section 242 of the DGCL, which became effective on August 1, 2023 (the “DGCL Change”), the necessary stockholder vote to approve reverse stock splits and an increase in authorized share capital was reduced from a majority of outstanding shares entitled to vote, to a majority of votes actually cast at a meeting. In addition to reducing the required shareholder vote for approval of these actions, the DGCL Change has the effect of causing abstentions to have no effect on a stockholder vote. This reduced vote requirement only applies to companies (like ours) whose stock is listed on a national securities exchange and who would continue to meet the listing requirements of the exchange immediately after giving effect to such actions.

Pursuant to the DGCL Change, approval and adoption of this Proposal 4 requires the affirmative vote of at least a majority of votes actually cast at the meeting. Proposal 4 is generally considered to be a “routine” matter which means that banks, brokers or other nominees will have discretionary authority to vote on this matter. Accordingly, no “broker non-votes” are expected on Proposal 4. Abstentions and “broker non-votes,” if any, will not be counted as votes cast and will not affect the outcome of the vote on Proposal 4.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF ONE OR MORE REVERSE STOCK SPLITS AT AN AGGREGATE RATIO OF UP TO 1-FOR-THIRTY.

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PROPOSAL 5

APPROVAL OF THE WARRANT INDUCEMENT FOR THE PURPOSE OF COMPLYING WITH NASDAQ LISTING RULE 5635(d)

Background

On December 29, 2025, the Company entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with an investor (the “Investor”) for a private placement of securities (the “Private Placement”). The closing of the Private Placement occurred on December 31, 2025 (the “Closing” and such date, the “Closing Date”). At the Closing, the Company issued 1,033,591 pre-funded warrants to purchase 1,033,591 shares of Common Stock, at a purchase price of $3.87 per Pre-Funded Warrant less the exercise price per Pre-Funded Warrant of $0.001 per share, and (ii) common warrants (the “Common Warrants”) to purchase 2,067,182 shares of Common Stock (the “Common Warrant Shares”).

In connection with the Private Placement, on December 29, 2025, the Company entered into a Placement Agency Agreement (the “Placement Agency Agreement”) with Curvature Securities, LLC (the “Placement Agent”). As part of its compensation for acting as Placement Agent for the Private Placement, the Company issued the Placement Agent warrants (the “Placement Agent Warrants” and together with the Common Warrants, the “Existing Warrants”) to purchase 124,030 shares of Common Stock (the “Placement Agent Warrant Shares” and together with the Common Warrant Shares, the “Existing Warrant Shares”).

Terms of the Existing Warrants

Common Warrants

The Common Warrants have an exercise price per share of Common Stock equal to $3.87 per share (which is equal to the Minimum Price (defined below) on the date the Securities Purchase Agreement was signed). The Common Warrants were not exercisable, and the Common Warrant Shares were not issuable until the Company obtained stockholder approval for such exercise and issuance under applicable rules and regulations of Nasdaq (“Stockholder Approval”). The Company obtained Stockholder Approval on March 12, 2026 (the “Stockholder Approval Date”). The Common Warrants will expire on the five year anniversary of the Stockholder Approval Date. The exercise price and the number of shares of Common Stock issuable upon exercise of the Common Warrants is subject to appropriate adjustments in the event of certain stock dividends and distributions, stock splits, stock combinations, reclassifications or similar events affecting the Common Stock.

The Common Warrants provide that the Investor will not have the right to exercise any portion of its Common Warrants if such exercise would cause (i) the aggregate number of shares of Common Stock beneficially owned by the Investor (together with its affiliates) to exceed 4.99% (or, at the election of the purchaser, 9.99%) of the number of shares of Common Stock outstanding immediately after giving effect to the exercise, or (ii) the combined voting power of the Company’s securities beneficially owned by the Investor (together with its affiliates) to exceed 4.99% (or, at the election of the purchaser, 9.99%) of the combined voting power of all of the Company’s securities then outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Common Warrants.

Placement Agent Warrants

The Placement Agent Warrants have an exercise price of $4.257 per share, which are exercisable at any time on or after the date that is one hundred eighty (180) days from the date of the commencement of sales in connection with the Private Placement (the “Commencement Date”), and expire on the five year anniversary of the Commencement Date.

The Placement Agent Warrants provide that a holder will not have the right to exercise any portion of its Placement Agent Warrants if such exercise would cause (i) the aggregate number of shares of Common Stock beneficially owned by the holder (together with its affiliates) to exceed 4.99% (or, at the election of the purchaser, 9.99%) of the number of shares of Common Stock outstanding immediately after giving effect to the exercise, or (ii) the combined voting power of the Company’s securities beneficially owned by the holder (together with its affiliates) to exceed 4.99% (or, at the election of the purchaser, 9.99%) of the combined voting power of all of the Company’s securities then outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Placement Agent Warrants.

Reasons for Seeking Stockholder Approval

The Company is seeking stockholder approval of a potential warrant inducement transaction involving the Existing Warrants issued pursuant to the Securities Purchase Agreement and the holder thereof (or its permitted transferee or transferees) (the “Warrant Inducement”). The Warrant Inducement would consist of (i) a reduction in the exercise price of some or all of the then-outstanding Existing Warrants (the “Warrant Repricing”) and (ii) the issuance of new warrants to purchase shares of Common Stock in connection with, and conditioned upon, the contemporaneous cash exercise of the repriced Existing Warrants (the “Inducement Issuance”). The Company is seeking approval now in order to provide the Board of Directors with limited flexibility, for a period of six (6) months following stockholder approval, to effect one Warrant Inducement transaction if and when market conditions and negotiations with the holder make such a transaction advisable. No definitive agreement relating to any Warrant Inducement has been entered into as of the date of this proxy statement.

As a result of our listing on Nasdaq, issuances of our Common Stock are subject to the Nasdaq Listing Rules, including Nasdaq Listing Rule 5635(d). Nasdaq Listing Rule 5635(d) requires the Company to obtain stockholder approval prior to the issuance of securities in connection with a transaction, other than a public offering, involving the sale, issuance or potential issuance by us of shares of our Common Stock (or securities convertible into or exercisable for shares of our Common Stock) at a price less than the Minimum Price if such issuance would result in the issuance of more than 20% of the shares of our Common Stock outstanding immediately prior to the execution of the agreements related to such issuance, regardless of whether such shares are issued to one person or group or are more widely distributed. For this purpose, “Minimum Price” means the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of such definitive agreement; or (ii) the average Nasdaq Official Closing Price of the Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of such definitive agreement.

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Warrant Repricing

The Company is seeking stockholder approval to permit the Company, during the six (6) month period following such approval, to effect one Warrant Repricing with respect to the then-outstanding Existing Warrants. Because the Common Warrants previously received stockholder approval for the issuance of up to 2,067,182 shares of Common Stock at an exercise price of $3.87 per share, stockholder approval is again required under Nasdaq Listing Rule 5635(d) before the Company may permit the exercise of the Common Warrants at a reduced price that is less than the Minimum Price. Stockholder approval is also required under Nasdaq Listing Rule 5635(d) before the Company may permit the exercise of the Placement Agent Warrants at a reduced price that is less than the Minimum Price. Specifically, the Company is seeking approval to reduce the exercise price of the Existing Warrants to a price that is no lower than 70% of the Minimum Price of the Common Stock on the date a definitive agreement relating to the Warrant Repricing is signed. If stockholder approval is obtained, the Company’s authorization to effect the Warrant Repricing shall expire on the date that is of six (6) months following the date of such stockholder approval, after which a new stockholder approval would be required to effect any Warrant Repricing.

Issuance of Inducement Warrants

In addition to the Warrant Repricing, the Company is stockholder approval to issue new warrants (the “Inducement Warrants”) to the holder of the Existing Warrants in connection with, and conditioned upon, a contemporaneous cash exercise of repriced Existing Warrants. The Company believes it is in the best interests of the Company and its stockholders to have limited flexibility to issue such Inducement Warrants as consideration to incentivize the holder of the Existing Warrants to agree to the Warrant Repricing and cash exercise, without requiring the Company to return to stockholders for additional approval at the time of any such transaction.

The aggregate number of shares of Common Stock issuable upon exercise of the Inducement Warrants issued in connection with any Warrant Repricing shall not exceed 200% of the number of shares of Common Stock then issuable upon exercise of the Existing Warrants at the time of the Warrant Repricing (such shares, the “Inducement Warrant Shares”). The exercise price of any Inducement Warrants shall be no lower than 70% of the Minimum Price of the Common Stock on the date a definitive agreement relating to the Warrant Repricing is signed. For the avoidance of doubt, “Minimum Price” has the meaning set forth above. Other than the exercise price and the number of shares issuable thereunder, the material terms of the Inducement Warrants shall be substantially the same as the material terms of the Existing Warrants in on the date of this proxy statement.

As of the date of this proxy statement, the Existing Warrants are exercisable for 2,191,212 shares of Common Stock. Accordingly, if none of the Existing Warrants are exercised, terminated or otherwise modified before the Warrant Repricing, the maximum number of shares of Common Stock issuable upon exercise of the Inducement Warrants would be 4,382,424, and the aggregate maximum number of shares issuable upon exercise of the repriced Existing Warrants and the Inducement Warrants would be 6,201,546, in each case subject to adjustment for any prior exercises, expirations, terminations or other changes before the Warrant Repricing is effected.

Stockholder approval of this Proposal 5 will constitute stockholder approval, for the purpose of complying with Nasdaq Listing Rule 5635(d), of one Warrant Inducement transaction during the six (6) month period following such approval, consisting of: (i) the reduction of the exercise price of the Existing Warrants pursuant to the Warrant Repricing to a price that is less than the Minimum Price; and (ii) the issuance of Inducement Warrants and the issuance of shares of Common Stock upon exercise thereof, in each case on the terms described in this Proposal 5.

Potential Adverse Effects

If our stockholders vote to approve this Proposal 5, the transactions comprising the Warrant Inducement, including the issuance of shares of Common Stock upon exercise of the Existing Warrants at the reduced exercise price pursuant to the Warrant Repricing and the Inducement Issuance, will not require any additional approval by our stockholders. Such transactions could have a significant dilutive effect on current stockholders other than the holder that exercises such warrants, in that the percentage ownership of the Company held by such other current stockholders would decline as a result of the issuance of shares upon exercise of the repriced Existing Warrants and the Inducement Warrants. As of the date of this proxy statement, the Existing Warrants are exercisable for 2,191,212 shares of Common Stock, and the maximum number of Inducement Warrant Shares that could be issued under this Proposal 5, based on shares currently issuable under the Existing Warrants, would be 4,382,424 shares, for an aggregate maximum of 6,201,546 shares, in each case subject to adjustment for any prior exercises, expirations, terminations or other changes before the Warrant Repricing is effected. Such issuances would also have a dilutive effect on book value per share and any future earnings per share, and dilution of equity interests could cause prevailing market prices for our Common Stock to decline. The dilutive impact of the Warrant Inducement cannot be fully determined as of the date hereof, as the terms of any Warrant Repricing, including the reduced exercise price and the number and terms of any Inducement Warrants to be issued, have not yet been determined and will depend on market conditions and negotiations with the holder of the Existing Warrants at the time of any such transaction.

Consequences for Failing to Obtain Stockholder Approval

If stockholder approval is not obtained, the Company will be unable to effect the Warrant Inducement. As a result, the Company will be unable to receive any proceeds that would otherwise be generated by the exercise of the Existing Warrants at a reduced exercise price or the exercise of any Inducement Warrants. Because the terms of any Warrant Repricing, including the reduced exercise price, have not yet been determined, the amount of proceeds that the Company would forgo cannot be quantified as of the date hereof; however, the loss of such proceeds could adversely affect the Company’s ability to fund its operations and working capital needs.

Required Vote and Recommendation of the Board for Proposal 5

Approval of this Proposal 5 requires “FOR” votes from the holders of a majority of the shares represented at the Annual Meeting. Abstentions will have the same effect as an “against” vote on this proposal. We believe that this proposal will be considered “non-routine” and broker non-votes will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE WARRANT INDUCEMENT, INCLUDING THE REPRICING OF THE EXISTING WARRANTS AND THE ISSUANCE OF INDUCEMENT WARRANTS and the issuance of shares of Common Stock upon exercise thereof, for purposes of complying with Nasdaq Listing Rule 5635(d).

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AUDIT COMMITTEE REPORT

The audit committee has reviewed and discussed with management the audited financial statements for the year ended December 31, 2025 included in the Company’s Annual Report, as well as the “Management’s Report on Internal Control over Financial Reporting” in Item 9A included in the Annual Report.

The audit committee discussed with CBIZ the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. The audit committee received the written disclosures and the letter from CBIZ required by applicable requirements of the PCAOB regarding CBIZ’s communication with the audit committee concerning independence and has discussed with CBIZ their independence.

Based on these reviews and discussions described above, the audit committee recommended to the Board that the audited financial statements of the Company be included in its Annual Report for filing with the SEC. We have selected CBIZ as our independent registered public accounting firm for the year ending December 31, 2026 and have approved submitting the selection of the independent registered public accounting firm for ratification by the stockholders.

Submitted by the Audit Committee of the Board:

Erin Carter (Chairman)
Luis Malavé
Dr. Victoria Carr-Brendel

The material in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” with the SEC. This Audit Committee Report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act of 1933, as amended, except to the extent we specifically incorporate it by reference into such filing.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information regarding the beneficial ownership of our Common Stock as of July 17, 2026, or the Evaluation Date, by: (i) each of our current directors, (ii) each of our named executive officers, (iii) all such directors and executive officers as a group and (iv) our five percent or greater stockholders. The table is based upon information supplied by our officers, directors and principal stockholders and a review of Schedules 13D and 13G, if any, filed with the SEC. Unless otherwise indicated in the footnotes to the table and subject to community property laws where applicable, we believe that each of the stockholders named in the table has sole voting and investment power with respect to the shares indicated as beneficially owned.

Applicable percentages are based on 7,719,121 shares outstanding as of the Evaluation Date, adjusted as required by rules promulgated by the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of our common stock issuable pursuant to the exercise of stock options or warrants or settlement of shares issued for services that are either immediately exercisable or exercisable within 60 days of the Evaluation Date. These shares are deemed to be outstanding and beneficially owned by the person holding those securities for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise noted, the business address of each of the following entities or individuals is 301 Rte. 17 North, Ste. 800, Rutherford, NJ 07070.

Name of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Common Stock
Named Executive Officers and Directors
Paul V. Goode	402	(1)	*
Peter C. Wulff	—		*
Luis Malavé	8,113	(2)	*
Erin Carter	6,203	(3)	*
Victoria Carr-Brendel	4,489	(4)	*
Andrew K. Balo	8,747	(5)	*
Erik Emerson	591,570	(6)	7.7%
All of our executive officers and directors as a group (7 individuals)	27,954		8.0%

5% or Greater Stockholders
RXRR Capital Partners	591,454	(7)	7.7%
Apimeds Pharmaceuticals US, Inc.	568,260	(8)	7.3%

*	Indicates less than one percent of the outstanding shares of the Company’s Common Stock.

(1)	Includes (i) 28 shares of Common Stock subject to options currently exercisable or exercisable within 60 days of the Evaluation Date, (ii) 35 warrants currently exercisable and (iii) 339 shares of Common Stock held directly by Mr. Goode.

(2)	Includes (i) 4,055 shares of Common Stock subject to options currently exercisable or exercisable within 60 days of the Evaluation Date, and (ii) 4,058 shares of Common Stock held directly by Mr. Malavé.

(3)	Includes (i) 4,055 shares of Common Stock subject to options currently exercisable or exercisable within 60 days of the Evaluation Date, and (ii) 2,148 shares of Common Stock held directly by Ms. Carter.

(4)	Includes (i) 4,055 shares of Common Stock subject to options currently exercisable or exercisable within 60 days of the Evaluation Date, and (ii) 434 shares of Common Stock held directly by Ms. Carr-Brendel.

(5)	Includes (i) 4,055 shares of Common Stock subject to options currently exercisable or exercisable within 60 days of the Evaluation Date, and (ii) 4,692 shares of Common Stock held directly by Mr. Balo.

(6)	Includes 591,570 shares of Common Stock, consisting of (i) 116 shares of Common Stock held directly by Mr. Emerson and (ii) 591,454 shares of Common Stock held by RXRR Capital Partners (“RXRR”), over which Mr. Emerson has voting and investment power. Beneficial ownership does not include an aggregate of 35,431,600 shares of Common Stock underlying 69 shares of Series A Preferred Common Stock held by Mr. Emerson directly and 354,247 shares of Series A Preferred Common Stock held by RXRR which were issued in connection with the Business Combination Transactions, which may not be convertible within 60 days of the Evaluation Date.

(7)	The business address of RXRR is 3366 N. Torrey Pines Court, Suite 140, La Jolla, CA 92037. Mr. Emerson has voting and investment power over the shares of Common Stock held by RXRR. Beneficial ownership does not include an aggregate of 35,424,700 shares of Common Stock underlying 354,247 shares of Series A Preferred Common Stock which were issued in connection with the Business Combination Transactions, which may not be convertible within 60 days of the Evaluation Date.

(8)	The business address of Apimeds Pharmaceuticals US, Inc. (“Apimeds”) is 100 Matawan Rd, Suite 325, Matawan, NJ 07747. Dr. Vin Menon and SungJoon Chae, the Co-Chief Executive Officers of Apimeds share voting and investment power over the shares of Common Stock held by Apimeds. Beneficial ownership does not include an aggregate of 34,035,600 shares of Common Stock underlying 340,356 shares of Series A Preferred Common Stock which were issued in connection with the Business Combination Transactions, which may not be convertible within 60 days of the Evaluation Date.

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Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934, requires our directors, executive officers and persons who own more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other of our equity securities.

Based solely upon a review of those reports and written representations provided to us by all of our directors and executive officers, we believe that during the year ended December 31, 2025, our directors, executive officers and greater than 10% stockholders did not report the following transactions on a timely basis: a Form 3 filing for Luis Malave that was due on June 22, 2021, which was filed on March 28, 2025; a Form 3 filing for Andrew Balo that was due on June 24, 2024, which was filed on March 28, 2025; a Form 3 filing for the John A. Ballantyne Revocable Trust 08/01/2017 (the “Ballantyne Trust”) that was due on August 9, 2024, which was filed on March 28, 2025; Forms 4 for Allen Danzig reporting the acquisition of Common Stock on each of October 4, 2022 and April 8, 2024, both of which were not filed (both of the aforementioned acquisitions by Allen Danzig were subsequently reported on a Form 4 filed on March 28, 2025); Forms 4 for Robert Fischell reporting the acquisition of Common Stock on each of August 24, 2021 and April 8, 2024, each of which were not filed (both of the aforementioned acquisitions by Robert Fischell were subsequently reported on a Form 4 filed on March 28, 2025); a Form 4 for Paul Goode disclosing an option grant that was made on June 14, 2024, was not filed; a Form 4 for Paul Goode disclosing the purchase of a warrant on July 1, 2024, was not filed; a Form 4 for Paul Goode reporting the purchase of a convertible promissory note on July 18, 2024, was not filed; a Form 4 for Paul Goode reporting the conversion of a promissory note on November 14, 2024, was not filed; a Form 4 for Paul Goode reporting the acquisition of Series A Common Warrants and Series B Common Warrants on November 14, 2024, was not filed; a Form 4 for Paul Goode reporting the acquisition of Common Stock pursuant to the IP Purchase Agreement, was not filed (each of the aforementioned transactions by Paul Goode were subsequently reported on a Form 4 filed on March 28, 2025); Forms 4 for Erin Carter reporting the acquisition of Common Stock on each of December 31, 2023 and April 8, 2024, both of which were not filed; a Form 4 for Erin Carter reporting the purchase of a convertible promissory note on July 18, 2024, was not filed; a Form 4 for Erin Carter reporting the conversion of a promissory note on November 14, 2024, was not filed; a Form 4 for Erin Carter reporting the acquisition of Series A Common Warrants and Series B Common Warrants on November 14, 2024, was not filed (each of the aforementioned transactions by Erin Carter were subsequently reported on a Form 4 filed on March 28, 2025); a Form 4 for John Ballantyne reporting the purchase of three warrants on July 30, 2024, was not filed; a Form 4 for John Ballantyne reporting the conversion of a promissory note on November 14, 2024, was not filed; a Form 4 for John Ballantyne reporting the acquisition of Series A Common Warrants and Series B Common Warrants on November 14, 2024, was not filed; (each of the aforementioned transactions by John Ballantyne were subsequently reported on a Form 4 filed on March 31, 2025); a Form 4 for the Ballantyne Trust reporting the purchase of three warrants on July 30, 2024, was not filed; a Form 4 for the Ballantyne Trust reporting the conversion of a promissory note on November 14, 2024, was not filed; a Form 4 for the Ballantyne Trust reporting the acquisition of Series A Common Warrants and Series B Common Warrants on November 14, 2024, was not filed (each of the aforementioned transactions by the Ballantyne Trust were subsequently reported on a Form 4 filed on March 31, 2025); Forms 4 for Luis Malave reporting the acquisition of Common Stock on each of September 30, 2021, December 31, 2021, March 31, 2022, June 30, 2022, October 4, 2022, January 9, 2023, April 20, 2023, December 31, 2023 and April 8, 2024, each of which were not filed; a Form 4 for Luis Malave reporting the purchase of a convertible promissory note on July 18, 2024, was not filed; a Form 4 for Luis Malave reporting the conversion of a promissory note on November 14, 2024, was not filed; and a Form 4 for Luis Malave reporting the acquisition of Series A Common Warrants and Series B Common Warrants on November 14, 2024, was not filed; (each of the aforementioned transactions by Luis Malave were subsequently reported on a Form 4 filed on March 31, 2025); a Form 4 for Paul Goode reporting the acquisition of Common Stock pursuant to the IP Purchase Agreement that was due on March 27, 2025, which was filed on October 7, 2025; Forms 4 for Erin Carter reporting the acquisition of Common Stock on each of March 25, 2025 and July 11, 2025, both of which were not filed (each of the aforementioned transactions by Erin Carter were subsequently reported on a Form 4 filed on October 7, 2025); Forms 4 for Luis Malave reporting the acquisition of Common Stock on each of March 25, 2025 and July 11, 2025, both of which were not filed (each of the aforementioned transactions by Luis Malave were subsequently reported on a Form 4 filed on October 7, 2025); Forms 4 for Andrew Balo reporting the acquisition of Common Stock on each of March 25, 2025 and July 11, 2025, both of which were not filed (each of the aforementioned transactions by Andrew Balo were subsequently reported on a Form 4 filed on October 7, 2025); and a Form 3 for Victoria Carr-Brendel that was due on June 2, 2025, which was filed on October 7, 2025.

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OUR EXECUTIVE OFFICERS

The table below sets forth the names and ages of our executive officers as of the date of this Proxy Statement and all positions with the Company presently held by each such person. Immediately following the table is biographical information for our executive officer, including the positions held by, and principal areas of responsibility of, such person during the last five years.

Name	Age	Position
Erik Emerson	55	Chief Executive Officer; Director

Erik Emerson

For biographical information about Mr. Emerson, see “Proposal 1: Election of Directors” above.

Family Relationships

There are no family relationships among any of our executive officers or directors.

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EXECUTIVE COMPENSATION

Executive Compensation

We are currently considered a “smaller reporting company” within the meaning of the Securities Act for purposes of the SEC’s executive compensation disclosure rules. Accordingly, we are required to provide a Summary Compensation Table, as well as limited narrative disclosures regarding executive compensation for our last two completed fiscal years and an Outstanding Equity Awards at Fiscal Year End Table for our last completed fiscal year. These reporting obligations extend only to “named executive officers.” Individuals we refer to as our “named executive officers” include (i) all individuals serving as our Chief Executive Officer during the fiscal year ended December 31, 2025 and (ii) our two most highly compensated executive officers, as defined in Exchange Act Rule 3b-7, other than our Chief Executive Officer, who were serving as executive officers at the end of the fiscal year ended December 31, 2025, whose salary and bonus for services rendered in all capacities exceeded $100,000 during the fiscal year ended December 31, 2025.

This section discusses material components of the executive compensation programs for the Company’s “named executive officers” who are named in the “Summary Compensation Table” below. For the fiscal year ended December 31, 2025, the Company’s “named executive officers” were Paul V. Goode, the Company’s former Chief Executive Officer and Peter C. Wulff, the Company’s former Chief Financial Officer. For the fiscal year ended December 31, 2024, the Company’s “named executive officer” was Paul V. Goode, the Company’s former Chief Executive Officer. No other executive officer of the Company received total compensation during the fiscal year ended December 31, 2024 in excess of $100,000, and thus disclosure is not required for any other person.

This discussion may contain forward-looking statements that are based on the Company’s current plans, considerations, expectations, and determinations regarding future compensation programs.

Processes for the Consideration and Determination of Executive and Director Compensation

The Board, with the oversight of the compensation committee is responsible for, among other things, establishing the Company’s general compensation philosophy and overseeing the development and implementation of the Company’s compensation and benefits program. The Board, with the oversight of the compensation committee, is also responsible for reviewing the performance of the Company’s Chief Executive Officer and other executive officers and setting the compensation of the Chief Executive Officer and such other executive officers. The Board, with the oversight of the compensation committee, also sets and approves the Board’s compensation. In considering and determining the compensation to be paid to the Company’s executive officers, the Board and compensation committee receive information and recommendations from the Chief Executive Officer as to such compensation, including recommendations as to the amount and form of such compensation. Neither the Company, compensation committee, nor Board has retained the services of any compensation consultant to assist in determining or recommending the amount or form of executive and director compensation.

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Summary Compensation Table

The following table sets forth total compensation paid to our named executive officer for the years ended December 31, 2025 and 2024.

Name and Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)	Option Awards ($) (3)	Non-Equity Incentive Plan Compensation ($)		Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Paul V. Goode	2025	350,000	44,100	-	-	-		-	-	394,100
Former Chief Executive Officer	2024	350,000	-	-	2,096	-		-	-	352,096
Peter C. Wulff	2025	300,000	-	-	-	200,000	(4)	-	-	500,000
Former Chief Financial Officer(5)

(1)	Amounts reflect salary earned during the respective fiscal years.

(2)	Represents bonus paid to Mr. Goode during fiscal 2025 for milestones met in fiscal 2024.

(3)	Amounts for the years ended December 31, 2024 reflect the grant date fair value for financial statement reporting purposes with respect to stock options granted during the respective fiscal year, calculated in accordance with authoritative guidance.

(4)	Represents compensation paid to Mr. Wulff in fiscal 2025 for financing milestones met in the current year, pursuant to Mr. Wulff’s employment agreement.

(5)	Executive compensation information for the fiscal year ended December 31, 2024 is not provided, as the individual was not a named executive officer for that period.

Narrative to the Summary Compensation Table

Annual Base Salary

We pay our named executive officers a base salary to compensate them for services rendered to our Company. The base salary payable to our named executive officers is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities.

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Annual Bonus

For 2025, our named executive officers earned a cash bonus under the Company’s annual bonus program based upon achievement of both corporate and individual goals determined by the Board based on a target percentage of annual base salary and certain milestones.

Equity Compensation

We have granted stock options to our employees, including our named executive officers, in order to attract and retain them, as well as to align their interests with the interests of our shareholders. In order to provide a long-term incentive, stock options typically vest over three years subject to continued service.

Executive Compensation Arrangements

Employment Agreements

Set forth below is a summary of the material terms of the employment agreements of our current named executive officers.

Paul V. Goode

On October 19, 2021, Paul V. Goode was appointed as President and Chief Operating Officer of the Company, effective November 1, 2021 (the “Goode Effective Date”) and currently serves as the Chief Executive Officer. In connection with his appointment as Chief Executive Officer, the Company entered into an employment agreement with Dr. Goode (the “Goode Employment Agreement”), on October 19, 2021.

In this role, Dr. Goode leads the Company’s operations, overseeing strategy, design, manufacturing, business and product development and helps to build the U.S. infrastructure in preparation for the U.S. clinical trials of the Company. He devotes such time as necessary to perform his duties but is able to pursue other professional opportunities at the same time. His current annual base salary is $350,000 per year (the “Base Salary”), and he is entitled to a cash bonus of up to 20% of his Base Salary as determined by the Company’s Compensation Committee. Pursuant to the Goode Employment Agreement, Dr. Goode was granted options to purchase up to one-and-a-half percent (1.5%) of the fully diluted Common Stock as of the Goode Effective Date, with a per share exercise price equal to $2,940.00 per share, which vests in equal monthly installments over a three-year period following the Goode Effective Date.

Upon termination of employment for any reason, Dr. Goode is entitled to: (A) all Base Salary earned through the date of termination, (B) any Annual Bonuses (as defined in the Goode Employment Agreement), pro-rated, to be paid in accordance with the terms of the Goode Employment Agreement; (C) all accrued but unused vacation time; and (D) reimbursement of all reasonable expenses.

The bonus and equity incentives are subject to clawback rights if there is a misstatement of financials which changes any metrics upon which a bonus or incentives are based and the clawback will be pro rata based upon the changes in the financials with respect to the effect on any underlying metrics.

In connection with the Closing of the Business Combination Transactions on July 14, 2026, Dr. Goode transitioned from Chief Executive Officer to Chief Technology Officer of the Company.

Peter C. Wulff

In connection with his appointment as Chief Financial Officer, the Company entered into an employment agreement with Mr. Wulff (the “Employment Agreement”), on January 29, 2025. The Employment Agreement provides for at-will employment that may be terminated by the Company with or without cause or in the event of the executive’s disability, and by the executive with or without good reason, or in the event of the executive’s death.

The Employment Agreement provides for a base salary of $300,000 per annum for 2025, and for fiscal year 2026 and thereafter, a base salary of $450,000 per annum (the “Base Salary”). Mr. Wulff is eligible for bonus payments during the 2025 fiscal year, contingent upon the Company meeting specific financing milestones. These include: (i) a bonus of $75,000 upon the successful closing of one or more transactions totaling $6 million, (ii) an additional $125,000 upon the closing of one or more transactions with a cumulative value of $12 million, and (iii) an additional $62,500 upon the closing of one or more transactions with a cumulative value of $18 million, each payable at the end of the month of achievement or as soon as administratively practical thereafter. Pursuant to the Employment Agreement, during the 2026 fiscal year, and fiscal years thereafter, Mr. Wulff is also eligible for an annual performance bonus in cash of up to 15% of the Base Salary, contingent upon the determination that relevant targets, if any, have been met. The Employment Agreement also provides for initial grants under the Company’s 2024 Equity Incentive Plan of options to purchase a number of shares of Company common stock equal to 1.25% of the Company’s outstanding common stock as of the effective date of the Employment Agreement. Provided that Mr. Wulff is still employed on December 31, 2025, and subject to Board approval and the achievement of financial transaction goals by the Company, Mr. Wulff will be eligible for an additional option grant to offset any dilution of the initial grant resulting from dilutive events, the amount and terms of which are to be determined in the discretion of the Board on or before December 31, 2025.

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Upon termination of employment for any reason, Mr. Wulff is entitled to: (A) all Base Salary and accrued but unused vacation time earned through the date of termination, if and only if Mr. Wulff is still employed with the Company six months after the Effective Date (as defined in the Employment Agreement), (B) any Annual Bonuses (as defined in the Employment Agreement), pro-rated, to be paid in accordance with the terms of the Employment Agreement; and (C) reimbursement of all reasonable expenses. Subject to Board approval, for fiscal years 2026 and 2027, Mr. Wulff is entitled to receive no less than 6 months of severance benefits, which are in line with market norms for a similarly situated executive at a similar employer.

On March 27, 2026, the Company entered into a Separation Agreement and Release (the “Separation Agreement”) with Peter C. Wulff. Mr. Wulff tendered his resignation on March 27, 2026, and his employment with the Company will end effective March 31, 2026.

Pursuant to the Separation Agreement, Mr. Wulff is entitled to receive severance payments in an aggregate amount of $112,500, representing three months of his base salary, payable in two equal installments on April 15, 2026 and April 30, 2026, subject to his continued compliance with the terms of the Separation Agreement. Mr. Wulff is also required to assist with the orderly transition of his duties during the severance period.

In connection with the Separation Agreement, Mr. Wulff agreed to a broad release of claims against the Company and its affiliates, subject to customary exceptions, and waived any rights to outstanding equity awards, including both vested and unvested stock options previously granted to him. The Separation Agreement also provides that Mr. Wulff is not eligible for a 2026 annual bonus.

The Separation Agreement includes customary confidentiality, non-disparagement, non-solicitation, cooperation, and return-of-property provisions.

Outstanding Equity Awards as of December 31, 2025

The following table sets forth for the Company’s named executive officer certain information regarding unexercised options as of December 31, 2025:

	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options	Option Exercise	Option Expiration
Name	(#) Exercisable	(#) Unexercisable	Price	Date
Paul V. Goode	55	28	$2,940.00	6/14/2034

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Policies and Practices for Granting Certain Equity Awards

We do not schedule equity award grants in anticipation of the release of material nonpublic information, nor do we time the release of material nonpublic information based on equity grant dates.

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and our financial performance.

Required Tabular Disclosure

The following table discloses information on “compensation actually paid” to our principal executive officer (“PEO”) and, on average, to our other named executive officers (non-PEO NEOs) during the specified years alongside total shareholder return (“TSR”).

Year	Summary Compensation Table for PEO(1)($)	Compensation Actually Paid to PEO(2)($)	Average Summary Compensation Table Total for Non-PEO NEOs(1)(3) ($)	Average Compensation Actually Paid to Non-PEO NEOs(4)($)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(5) ($))	Net Income(6) ($ in thousands)
2025	394,100	394,100	500,000	500,000	0.05	(19,388)
2024	350,000	349,643	-	-	5.29	(22,579)
2023	356,237	225,000	220,663	197,500	18.58	(7,096)

(1)	The dollar amounts reported in this column are the amounts of total compensation reported for Paul V. Goode as Chief Executive Officer for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “Executive Compensation - Summary Compensation Table.”

(2)	The dollar amounts reported as “compensation actually paid” are computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Dr. Goode during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the total compensation for 2024 reported in the Summary Compensation Table above to determine the “compensation actually paid” to Dr. Goode:

Description of Amount	2025	2024	2023
Summary Compensation Table - Total Compensation	$394,100	$350,000	$356,237
- Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	$-	$(160,036)	$(131,237)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year*	$-	$159,679	$-
+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For	$-	-	-
Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$-	$-	$-
Compensation Actually Paid	$394,100	$349,643	$225,000

*	The valuation assumptions used to calculate fair value for the year ended December 31, 2024 did not materially differ from those disclosed at the time of grant.

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(3)	The Company’s Non-PEO named executive officer in 2025 was Peter Wulff. The Company did not have a Non-PEO named executive officers in 2024. No other executive officer of the Company received total compensation during the fiscal year ended December 31, 2024 in excess of $100,000, and thus disclosure is not required for any other person. James Thrower and Mark Tapsak were our Non-PEO named executive officers in 2023.

(4)	The dollar amounts reported as “compensation actually paid” are computed in accordance with Item 402(v) of Regulation S-K for the Non-PEO named executive officers as a group. The dollar amounts do not reflect the actual amount of compensation earned by or paid to the Non-PEO named executive officers as a group during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the Non-PEO named executive officers as a group for each year to determine the compensation actually paid, using the same methodology used in footnote (2). No information is shown for fiscal year ended December 31, 2024, as there were no Non-PEO named executive officers for that year:

Description of Amount	2025	2024	2023
Summary Compensation Table - Total Compensation	$500,000	-		$220,663
- Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	$-	-		$(23,163)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$-	-	$
+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For	$-	-
Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$-	-		$-
Compensation Actually Paid	$500,000	-		$197,500

(5)	The amounts shown in this column represent the Company’s Total Shareholder Return (“TSR”) or cumulative growth of a hypothetical $100 investment in the Company made as of December 31, 2022, reflected as of the end of each respective year, and inclusive of the reinvestment of all dividends, where applicable. No dividends were paid on stock or option awards in 2025, 2024 or 2023.

(6)	The dollar amounts reported represent the net income (loss) reflected on our consolidated audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay Versus Performance Table

We generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with “compensation actually paid” (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.

Compensation Actually Paid and Net Income (Loss)

We had net income (loss) of $(19,388), $(22,579) and $(7,096) in 2025, 2024 and 2023, respectively. However, our company has not historically looked to net income (loss) as a performance measure for our executive compensation program. From 2023 to 2025, our net loss increased, and the compensation actually paid for both our PEO and non-PEO named executive officers increased between 2023 and 2025.

Compensation Actually Paid and Cumulative TSR

We do utilize several performance measures to align executive compensation with our performance, but those tend not to be financial performance measures, such as TSR. For example, as described in more detail above in the section “Executive Compensation,” part of the compensation our named executive officers are eligible to receive consists of equity compensation which is designed to provide appropriate incentives to our executives to achieve defined annual corporate goals and to reward our executives for individual achievement towards these goals. Additionally, we view stock options, which are a part of our executive compensation program, as related to company performance although not directly tied to TSR, because they provide value only if the market price of our common stock increases, and if the executive officer continues in our employment over the vesting period. These stock option awards align our executive officers’ interests with those of our stockholders by providing a continuing financial incentive to maximize long-term value for our stockholders and by encouraging our executive officers to continue in our employment for the long-term.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference in any filing of our company under the Securities Act of 1933, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as listed below, during 2025 and 2024, we were not a participant in any transaction or series of transactions in which the amount involved did exceed or may exceed the lesser of $120,000 or 1% of the average of our total assets at year-end for 2025 and 2024 in which any directors, director nominees, executive officers, greater than 5% beneficial owners and their respective immediate family members (each, a “Related Person”) had or will have a direct or indirect material interest, other than the compensation arrangements (including with respect to equity compensation) described in “Executive Compensation” and “Director Compensation” on this proxy statement.

Issuance Under Intellectual Property Purchase Agreement

On October 7, 2022, the Company entered into the Intellectual Property Purchase Agreement (the “IP Purchase Agreement”) with Paul Goode, which is the Company’s Chief Executive Officer, pursuant to which Dr. Goode sold, assigned, transferred, conveyed and delivered to the Company, all of his right, title and interest in and to the following assets, properties and rights (collectively, the “Purchased Assets”): (a) all rights, title, interests in all current and future intellectual property, including, but not limited to patents, trademarks, trade secrets, industry know-how and other IP rights relating to an implantable continuous glucose sensor (collectively, the “Conveyed Intellectual Property”); and (b) all the goodwill relating to the Purchased Assets.

In consideration for the sale by Dr. Goode of the Purchased Assets to the Company, the Company paid to Dr. Goode cash in the amount of one dollar and became obligated to issue up to 167 shares of Common Stock based upon specified performance milestones as set forth in the IP Purchase Agreement (the “Purchase Price”). In addition, if upon the final issuance of Common Stock under the IP Purchase Agreement, the aggregate 167 shares represent less than 1.5% of the then outstanding Common Stock of the Company, the final issuance will include such number of additional shares so that the total aggregate issuance equals 1.5% of the outstanding shares (the “True-Up Shares”) of Common Stock of the Company. All shares of Common Stock to be issued under the IP Purchase Agreement shall be (i) restricted over a limited period as defined in the IP Purchase Agreement and issued in transactions exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended and (ii) subject to the lockup provisions.

On December 29, 2023, 17 shares of Common Stock were earned under the terms of the IP Purchase Agreement and were issued to Dr. Goode on February 6, 2024. On May 1, 2024, 25 shares of Common Stock were earned under the terms of the IP Purchase Agreement for the satisfaction of milestones 1 and 3. On March 25, 2025, the Board determined that milestone 3 had been met under the terms of the IP Purchase Agreement. Dr. Goode was issued an additional 42 shares of Common Stock on April 4, 2025.

April Private Placement

On April 22, 2024, the Company entered into a private placement agreement under which the Company issued 3,969 shares of its Common Stock at a price of $126.0 per share for aggregate gross proceeds of $500. The Offering included participation of certain members of the Company’s executive management, Board of Directors and existing shareholders.

June 27 Private Placement

On June 27, 2024, the Company entered into note and warrant purchase agreements with certain officers, directors, and existing investors (the “June 27 Investors”), providing for the private placement of unsecured promissory notes in the aggregate principal amount of $100,000 (the “June 27 Notes”) and warrants (the “June 27 Warrants”) to purchase up to an aggregate of 250 shares of Common Stock. The closing of the private placement occurred on July 1, 2024.

The June 27 Notes bore simple interest at the rate of three percent (3%) per annum and were due and payable in cash on the earlier of: (a) twelve (12) months from the date of the June 27 Note; or (b) the date the Company raised third-party equity capital in an amount equal to or in excess of $1,000,000 (the “June 27 Maturity Date”). The Company could prepay the June 27 Notes at any time prior to the June 27 Maturity Date without penalty.

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Each June 27 Warrant has an exercise price of $5,490.00 per share. The June 27 Warrants are immediately exercisable and have a five-year term.

July 18 Private Placement

On July 18, 2024, the Company entered into a series of convertible promissory notes with certain officers and directors (the “July 18 Investors”), providing for the private placement of unsecured convertible promissory notes in the aggregate principal amount of $360,000 (the “July 18 Notes” and each a “July 18 Note”).

The July 18 Notes bore simple interest at the rate of eight percent (8%) per annum and were due and payable in cash on the earlier of: (a) the twelve (12) month anniversary of the July 18 Note, or (b) the date of closing of a Qualified Financing (defined below) (the “July 18 Maturity Date”).

Except with regard to conversion of the July 18 Notes as discussed below, the Company could not prepay the July 18 Notes without the written consent of the holder. If not sooner repaid, all outstanding principal and accrued but unpaid interest on the July 18 Notes (the “Note Balance”), as of the close of business on the day immediately preceding the date of the closing of the next issuance and sale of capital stock of the Company, in a single transaction or series of related transactions, to investors resulting in gross proceeds to the Company of at least $500,000 (excluding indebtedness converted in such financing) (a “Qualified Financing”), would automatically be converted into that number of shares of equity securities of the Company sold in the Qualified Financing equal to the number of shares calculated by dividing (X) the Note Balance by (Y) an amount equal to the price per share or other unit of equity securities issued in such Qualified Financing, and otherwise on the same terms as the security issued in the Qualified Financing, provided that the conversion price per share shall not be lower than $1,872.00 (the “Floor Price”).

July 30 Private Placement

On July 30, 2024, the Company entered into a convertible promissory note and three warrant agreements (the “July 30 Warrants”) with an existing investor (the “July 30 Holder”), providing for the private placement of a secured convertible promissory note in the aggregate principal amount of 4,000,000 (the “July 30 Note”). The July 30 Note was not convertible until and unless approved at a meeting of the Company’s stockholders (“Stockholder Approval”). Stockholder Approval was obtained on September 26, 2024. The July 30 Note bore simple interest at the rate of eight percent (8%) per annum and was due and payable in cash on the earlier of: (a) the twelve (12) month anniversary of July 30 Note, or (b) the date of closing of a Sale Transaction (defined below) (the “July 30 Maturity Date”). The July 30 Note was secured by a first-priority security interest on all Company assets.

Except with regard to conversion of the July 30 Note or a Sale Transaction as discussed below, the Company could not prepay the July 30 Notes without the written consent of the July 30 Holder. The July 30 Note (i) was convertible at the discretion of the July 30 Holder at a price equal to the closing price of the Common Stock on the date of conversion and, (ii) if the closing price of the Common Stock exceeds $6,000.00 per share for a period of five (5) consecutive trading days, would automatically convert at a price equal to the five-day (5) VWAP (subject to adjustment for any stock split, stock dividend, reverse stock split, combination or similar transaction). “VWAP” means the daily volume weighted average price of the Common Stock.

In the event of a Sale Transaction on or prior to the Maturity Date, the Company would repay the July 30 Holder, at the July 30 Holder’s election, as follows: (a) cash equal to 200% of the Note balance, or (b) transaction consideration in the amount to be received by the July 30 Holder in such Sale Transaction if the July 30 Note was converted pursuant to an optional conversion. “Sale Transaction” means a merger or consolidation of the Company with or into any other entity, or a sale of all or substantially all of the assets of the Company, or any other transaction or series of related transactions in which the Company’s stockholders immediately prior to such transaction(s) receive cash, securities or other property in exchange for their shares and, immediately after such transaction(s), own less than 50% of the equity securities of the surviving corporation or its parent.

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Each July 30 Warrant becomes exercisable 12 months after its issuance and has term of 10 years. The July 30 Warrants are exercisable for cash only and have no price-based antidilution. The first July 30 Warrant is for 1,778 shares at $2,250.00 per share. The second July 30 Warrant is for 1,270 shares at $3,150.00 per share. The third July 30 Warrant is for 988 shares at $4,050.00 per share.

Concurrent Private Offering

In a private placement offering completed concurrently with the November 2024 Offering (the “Concurrent Private Offering”), the July 30 Holder, which is an existing investor controlled by a director of the Company, converted approximately $4,093,112 of debt, which represented the then outstanding principal and accrued interest under the July 30 Note (the “July 30 Note Debt”). The July 30 Note Debt was converted to Common Stock and Common Warrants on substantially the same terms as the November 2024 Offering, resulting in the issuance of 2,201 shares of Common Stock, 2,201 accompanying Series A Common Warrants, and 2,201 accompanying Series B Common Warrants, based on a conversion price of $1,860.00 per share, which is equal to the consolidated closing bid price of the Common Stock on the Nasdaq Capital Market on November 12, 2024.

July 18 Note Conversion

In addition, concurrently with the November 2024 Offering, the Company converted on substantially the same terms as the November Offering, the three outstanding July 18 Notes, with an aggregate outstanding principal and accrued interest in the amount of $304,494. As previously disclosed in the Form 8-K filed by the Company with the SEC on July 22, 2024, that disclosed the entry into the July 18 Notes, the July 18 Notes were to automatically convert upon a Qualified Financing, into a number of equity securities of the Company sold in the Qualified Financing, equal to a number of shares calculated by dividing (X) the Note Balance by (Y) an amount equal to the price per share or other unit of equity securities issued in such Qualified Financing, and otherwise on the same terms as the security issued in the Qualified Financing, provided that the conversion price per share shall not be lower than the Floor Price. The three outstanding July 18 Notes automatically converted in connection with the closing of the November 2024 Offering at a conversion price of $1,872.00, which is equal to the Floor Price as defined in the July 18 Notes, for an aggregate of 163 shares of Common Stock, 163 Series A Common Warrants, and 163 Series B Common Warrants (the “July 18 Note Conversion”).

March 11 Series B Warrant Exchange

On March 11, 2025, the July 30 Holder and the July 18 Investors, exchanged their Series B Common Warrants pursuant to exchange notices, requiring the delivery of an aggregate of 54,021 shares of Common Stock. The exchanged Series B Common Warrants represent all Series B Warrants held by the July 30 Holder and the July 18 Investors.

Contracting Agreement

On April 14, 2025, Dr. Victoria Carr-Brendel, a director nominee, through her consulting company, VCarrbrendel, LLC (the “Contractor”), entered into a contracting agreement with the Company, pursuant to which, the Contractor will assist with business development (the “Services”). The term of the contracting agreement is one year. The Contractor will be paid $3,000 per month for the provided Services.

Policy Regarding Related Party Transactions

As set forth in the charter for our audit committee, our audit committee is responsible for reviewing and approving transactions with related persons, as defined in Item 404(a) of Regulation S-K. The most significant related party transactions, particularly those involving our directors or executive officers, must be reviewed, and approved in writing in advance by the Board. We must report all such material related party transactions under applicable accounting rules, federal securities laws, SEC rules and regulations, and securities market rules. Any dealings with a related party must be conducted in such a way that no preferential treatment is given to such business. All related party transactions occurring in the Company’s last fiscal year were approved by either the audit committee or the Board, consistent with the Company’s policy. We intend to ensure that in accordance with the audit committee charter, that the audit committee shall conduct reasonable prior review and oversight of all related party transaction for potential conflicts of interest, except for transactions involving the compensation of executive officers or directors, which shall be overseen by the compensation committee.

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QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why am I receiving these materials?

The Board is furnishing this proxy statement to solicit proxies on its behalf to be voted at the Company’s Annual Meeting or at any adjournment or postponement thereof. The Annual Meeting is scheduled to be held on Tuesday, August 18, 2026 at 12:00 p.m., Eastern Time, at www.virtualshareholdermeeting.com/GCTK2026. The information you need to know to vote by proxy or in person at the Annual Meeting is included in this proxy statement. You do not need to attend the Annual Meeting virtually in order to vote.

What is included in these materials?

These materials include this proxy statement, a proxy card and our Annual Report.

What is the purpose of the Annual Meeting?

At the meeting, you will be asked to consider and vote upon:

1.	the election of six directors, each to serve until the 2027 annual meeting of stockholders and until his or her successor is duly elected and qualified (Proposal 1);

2.	the approval, on an advisory basis, the 2025 executive compensation of the Company’s named executive officers (“Say-on Pay”) (Proposal 2);

3.	the ratification of the previous appointment of CBIZ as our independent registered public accounting firm for the year ending December 31, 2026 (Proposal 3);

4.	the approval of one or more amendments to the Certificate of Incorporation to effect one or more Reverse Stock Splits of the Company’s Common Stock at an aggregate ratio not to exceed one-for-thirty (Proposal 4); and

5.

the approval of the proposed Warrant Inducement, including the Warrant Repricing, the issuance of Inducement Warrants and the issuance of shares of Common Stock upon exercise thereof, for purposes of complying with Nasdaq Listing Rule 5635(d) (Proposal 5).

Our Board is not aware of any matters that may be acted upon at the meeting other than the matters set forth in the first five bullet points listed above.

How does the Board recommend that I vote?

Our Board recommends that you vote:

●	“FOR” each of the nominees to our Board;

●	“FOR” the approval, on an advisory basis, the 2025 executive compensation of the Company’s named executive officers (“Say-on Pay”);

●	“FOR” the ratification of CBIZ as our independent registered public accounting firm for the year ending December 31, 2026; and

●	“FOR” the approval of an amendment to the Company’s Certificate of Incorporation to effect one or more Reverse Stock Splits of the Company’s Common Stock at an aggregate ratio not to exceed one-for-thirty.

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●	“FOR” the approval of a proposed Warrant Inducement, including the Warrant Repricing, the issuance of Inducement Warrants and the issuance of shares of Common Stock upon exercise thereof, for purposes of complying with Nasdaq Listing Rule 5635(d).

How do proxies work?

Our Board is asking for your proxy. This means that you authorize persons selected by us to vote your shares at the meeting in the way you instruct and, with regard to any other business that may properly come before the meeting, as they think best.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

The Company has adopted a procedure called “householding,” which the SEC has approved. Under this procedure, if requested to deliver proxy materials, we deliver a single copy of the proxy statement and the Annual Report to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs for our annual meetings. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the proxy statement and the Annual Report to any stockholder at a shared address to which we delivered a single copy of any of these documents.

To receive a separate copy of the proxy statement and the Annual Report, you may contact us at the following address and phone number:

Glucotrack, Inc.

Chief Executive Officer

301 Rte. 17 North, Ste. 800

Rutherford, NJ 07070

Telephone: (201) 842-7715

Stockholders who hold shares in “street name” (as described below) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Who is entitled to vote at the Annual Meeting?

Our Board has fixed the close of business on July 17, 2026 as the “Record Date” for a determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof. You can vote at the Annual Meeting if you held shares of our Common Stock as of the close of business on the Record Date. On the Record Date, there were shares of Common Stock outstanding and entitled to vote.

A list of stockholders of record entitled to vote at the Annual Meeting will be available for inspection at our principal executive offices located at 301 Rte. 17 North, Ste. 800, Rutherford, NJ 07070 for a period of at least ten (10) days prior to the Annual Meeting. The stock transfer books will not be closed between the Record Date and the date of the Annual Meeting.

What is the difference between holding shares as a record holder and as a beneficial owner (holding shares in street name)?

If your shares are registered in your name with our transfer agent, VStock Transfer, LLC, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

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Who may attend the Annual Meeting?

Record holders and beneficial owners on the Record Date may attend the Annual Meeting.

How do I vote?

Stockholders of Record

For your convenience, our record holders have the following methods of voting:

1.	Vote by Internet.

(a)	Before the meeting: Go to www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

(b)	During the meeting: Go to www.virtualshareholdermeeting.com/GCTK2026. You will be able to attend the Annual Meeting online, vote your shares electronically until voting is closed and submit your questions during the Annual Meeting.

2.	Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

3.	Vote by telephone. You may vote by proxy by calling 1-800-690-6903 and following the instructions on the proxy card.

Beneficial Owners of Shares Held in Street Name

For your convenience, our beneficial owners have the following methods of voting:

1.	Vote by Internet.

(a)	Before the meeting: Go to www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

(b)	During the meeting: Go to www.virtualshareholdermeeting.com/GCTK2026. You will be able to attend the Annual Meeting online, vote your shares electronically until voting is closed and submit your questions during the Annual Meeting.

2.	Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card (a postage-paid envelope is provided for mailing in the United States).

3.	Vote by telephone. You may vote by proxy by calling 1-800-690-6903 and following the instructions on the proxy card.

If you vote by Internet or by telephone, please DO NOT mail your proxy card.

How will my shares be voted?

All shares which are entitled to vote and represented by a properly completed, executed and delivered proxy received before the Annual Meeting and not revoked will be voted at the Annual Meeting as instructed by you in a proxy delivered before the Annual Meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your proxy will be voted “FOR” the approval of each of the director nominees, “FOR” each of Proposal 2, Proposal 3, Proposal 4 and Proposal 5, and with regard to any other matters that may be properly presented at the Annual Meeting and all matters incident to the conduct of the meeting. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

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Is my vote confidential?

Yes, your vote is confidential. The only persons who have access to your vote are the inspector of election, individuals who help with processing and counting your votes, and persons who need access for legal reasons. Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board.

What constitutes a quorum?

To carry on business at the Annual Meeting, we must have a quorum. A quorum is present when one third of the outstanding shares of Voting Stock entitled to vote at the Annual Meeting as of the Record Date are represented in person or by proxy. Abstentions and broker non-votes (described below) will be counted as present for purposes of determining the presence of a quorum at the meeting but will not be counted as present for any other purpose. No business may be conducted at the Annual Meeting if a quorum is not present. If less than one third of outstanding shares of voting stock entitled to vote are represented at the Annual Meeting, the majority of the shares so represented may adjourn the Annual Meeting to another date, time or place. Notice need not be given of the new date, time or place if announced at the meeting before an adjournment is taken, unless a new record date is fixed for the Annual Meeting (in which case a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the meeting).

How do I vote my shares in person if they are held by my broker?

If you hold your shares through a broker, bank or other financial institution, you are considered the beneficial owner of shares held in “street name,” and you will receive instructions on how to vote from your broker, bank or other institution. If you hold shares in street name and wish to vote in person at the meeting, you must present a recent proxy validating your ownership of the shares that you intend to vote from your bank, broker or other nominee that held your shares as of the Record Date. You will also need proof of identity for entrance to the meeting.

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What vote is required for the proposals?

Proposal No.	Proposal	Vote Required	Broker Discretionary Vote Allowed
(1)	Election of six directors	A plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote	No

(2)	Approval, on an advisory basis, the 2025 executive compensation of the Company’s named executive officers	A majority of shares present or represented by proxy at the meeting and entitled to vote	No

(3)	Ratification of the appointment of CBIZ as the Company’s independent registered accounting firm for the fiscal year ended December 31, 2026	A majority of shares present or represented by proxy at the meeting and entitled to vote	Yes

(4)	Approval of one or more Reverse Stock Splits at an aggregate ratio not to exceed one-for-thirty	A majority of votes cast	Yes

(5)	Approval of the proposed Warrant Inducement, including the Warrant Repricing, the issuance of Inducement Warrants and the issuance of shares of Common Stock upon exercise thereof, for purposes of complying with Nasdaq Listing Rule 5635(d)	A majority of shares present or represented by proxy at the meeting and entitled to vote	No

How are abstentions and broker “non-votes” treated?

Abstentions

Pursuant to Delaware law, abstentions are counted as present for purposes of determining the number of shares of voting stock present in person or represented by proxy and entitled to vote at the Annual Meeting. As a result, abstentions will have the same effect as a vote AGAINST all proposals.

Broker “non-votes”

Broker non-votes occur when a beneficial owner of shares held in street name does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but may not vote those shares with respect to “non-routine” matters.

Pursuant to Delaware law, broker non-votes will be counted as present for purposes of determining the presence of a quorum at the meeting but will not be counted as present for any other purpose.

Proposals 1, 2 and 5 are considered “non-routine” matters. As a result, a broker or nominee will not be able to vote your shares for Proposals 1, 2 or 5. For this reason, we urge you to give voting instructions to your broker. If any “routine” matters are properly brought before the Annual Meeting, then brokers and nominees holding shares in street name will be permitted to vote those shares in their discretion for any such routine matter.

How can I change my vote or revoke my proxy?

You have the unconditional right to revoke your proxy at any time prior to the voting thereof by submitting a later-dated proxy (via mail, the Internet, or telephone), by attending the annual meeting and voting in person via webcast, or by written notice addressed to: Company’s Chief Executive Officer at Glucotrack, Inc., 301 Rte. 17 North, Rutherford, NJ 07070. To be effective, a proxy revocation must be received by us at or prior to the Annual Meeting.

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With respect to Internet and telephone votes, the last vote transmitted will be the vote counted. Attendance at the Annual Meeting will not, in itself, constitute revocation of a proxy.

If you are the beneficial owner of shares held in street name, you must submit new voting instructions to your stockbroker, bank or other nominee pursuant to the instructions you have received from them.

Will anyone contact me regarding this vote?

The Company has retained Sodali & Co. (“Sodali”) as the Company’s proxy solicitor to assist in the solicitation of proxies for the Annual Meeting. In addition, the Company’s directors, officers and employees may solicit proxies in person and by telephone or facsimile; however, these persons will not receive any additional compensation for any such solicitation efforts.

Brokerage firms, nominees, custodians and fiduciaries also may be requested to forward proxy materials to the beneficial owners of shares held as of the Record Date by them.

Who is paying for this proxy statement and the solicitation of my proxy, and how are proxies solicited?

Proxies are being solicited by the Board for use at the Annual Meeting. The Company’s officers and other employees, without additional remuneration, also may assist in the solicitation of proxies in the ordinary course of their employment. The Company has retained Sodali as the Company’s proxy solicitor to assist in the solicitation of proxies for the Annual Meeting. The Company has agreed to pay Sodali an estimated fee of approximately $28,000 as well as reasonable and customary documented expenses. The Company has also agreed to indemnify Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses.

In addition to the use of the mail and the Internet, solicitations may be made personally or by email or telephone, as well as by public announcement. The Company will bear the cost of this proxy solicitation. The Company may also request brokers, dealers, banks and their nominees to solicit proxies from their clients where appropriate and may reimburse them for reasonable expenses related thereto.

Can I submit a proposal for inclusion in the proxy statement for the 2027 annual meeting?

Our stockholders may submit proper proposals for inclusion in our proxy statement and for consideration at our 2027 annual meeting of shareholders by submitting their proposals in writing to the principal executive officer of the Company in a timely manner. Please see “Stockholder Proposals” beginning on page 42 for more information.

How do I obtain a list of the Company’s stockholders?

A list of the Company’s stockholders as of July 17, 2026, the Record Date for the Annual Meeting, will be available for inspection at the Company’s corporate headquarters, located at 301 Rte. 17 North, Ste. 800, Rutherford, NJ 07070 during normal business hours during the 10-day period immediately prior to the Annual Meeting.

Do I have appraisal rights?

Our stockholders do not have appraisal rights under Delaware law or under our governing documents with respect to the matters to be voted upon at the Annual Meeting.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file with the SEC within four (4) business days after the Annual Meeting.

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STOCKHOLDER PROPOSALS

Only proper proposals under Rule 14a-8 of the Exchange Act which are timely received will be included in the proxy materials for our next annual meeting. In order to be considered timely, such proposal must be received by our principal executive officer at our principal executive offices located at 301 Rte. 17 North, Ste. 800, Rutherford, NJ 07070 no later than March 19, 2027. We suggest that stockholders submit any stockholder proposal by certified mail, return receipt requested.

Our Bylaws require stockholders to provide advance notice to the Company of any stockholder director nomination(s) and any other matter a stockholder wishes to present for action at an annual meeting of stockholders (other than matters to be included in our proxy statement, which are discussed in the previous paragraph). In order to properly bring business before an annual meeting, our Bylaws require, among other things, that the stockholder submit written notice thereof complying with our Bylaws to our principal executive officer, at the above address, not less than 90 days nor more than 120 days prior to the anniversary of the preceding year’s annual meeting. Therefore, the Company must receive notice of a stockholder proposal submitted other than pursuant to Rule 14a-8 (as discussed above) no sooner than May 20, 2027 and no later than April 20, 2027. If a stockholder fails to provide timely notice of a proposal to be presented at our 2026 Annual Meeting of Stockholders, the proxy designated by our Board will have discretionary authority to vote on any such proposal that may come before the meeting. In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 of the Exchange Act no later than June 19, 2027. Stockholders desiring to nominate a director or submit a proposal are advised to examine the Company’s Bylaws, as they contain additional submission requirements.

OTHER MATTERS

This proxy statement and the Annual Report are available at our corporate website at www.glucotrack.com. You also can obtain copies without charge at the SEC’s website at www.sec.gov. Additionally, in accordance with SEC rules, you may access these materials at www.virtualshareholdermeeting.com/GCTK2026, which does not have “cookies” that identify visitors to the site.

In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC and the information should be considered as part of the particular filing. As provided under SEC regulations, the “Audit Committee Report” contained in this proxy statement specifically is not incorporated by reference into any other filings with the SEC and shall not be deemed to be “soliciting material.” In addition, this proxy statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this proxy statement.

As previously noted, our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 is available at www.virtualshareholdermeeting.com/GCTK2026. The Annual Report does not include exhibits (other than certain certifications) but does include a list of exhibits, as filed with the SEC. We will furnish to each person whose proxy is solicited, upon our receipt of the written request of that person, a copy of the exhibits to our Annual Report for a charge of 10 cents per page. Please direct your request to Glucotrack, Inc., 301 Rte. 17 North, Ste. 800, Rutherford, New Jersey 07070, Attn: Chief Executive Officer.

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The Board does not intend to present, and knows of no others who intend to present, at the Annual Meeting any matter or business other than that set forth in the accompanying notice of Annual Meeting of stockholders. If other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the proxy to vote any proxies on such matters in accordance with their judgment.

CONTACT FOR QUESTIONS AND ASSISTANCE WITH VOTING

If you have any questions or require any assistance with voting your shares or need additional copies of this proxy statement or voting materials, please contact:

Investor Relations

Glucotrack, Inc.

301 Rte. 17 North, Ste. 800

Rutherford, New Jersey 07070

(201) 842-7715

investors@glucotrack.com

It is important that your shares are represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please vote by using the Internet or by telephone or, if you received a paper copy of the proxy card by mail, by signing and returning the enclosed proxy card, so your shares will be represented at the Annual Meeting.

The form of proxy card and this proxy statement have been approved by the Board and are being mailed or delivered to stockholders by its authority.

By Order of the Board of Directors of
Glucotrack, Inc.
Sincerely,

/s/ Erik Emerson
Erik Emerson Chief Executive Officer Rutherford, New Jersey July 17, 2026

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Appendix A

Reverse Stock Split Amendment

FORM OF

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

OF GLUCOTRACK, INC.

Glucotrack, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

1. The name of the Corporation is Glucotrack, Inc.

2. The Certificate of Incorporation of the Corporation is amended by replacing Article IV with the following:

“The total number of shares of common stock which the Corporation is authorized to issue is 250,000,000 shares, par value $0.001 per share (“Common Stock”), and the total number of shares of preferred stock which the Corporation is authorized to issue is 10,000,000 shares, par value $0.001 per share.

The Board of Directors of the Corporation is hereby expressly authorized to provide, out of the unissued shares of preferred stock, for one or more series of preferred stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers, if any, of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. The powers, preferences and relative, participating, optional and other special rights of each series of preferred stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

Upon the filing and effectiveness (the “Effective Time”) of this amendment to the Corporation’s Certificate of Incorporation, as amended, pursuant to the Delaware General Corporation Law, each shares of the Common Stock issued immediately prior to the Effective Time (the “Old Common Stock”) shall be reclassified and combined into one validly issued, fully paid and non-assessable share of the Corporation’s Common Stock, $0.001 par value per share (the “New Common Stock”), without any action by the holder thereof, subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). No fractional shares of New Common Stock shall be issued as a result of the Reverse Stock Split and, any person who would otherwise be entitled to a fractional share of New Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive a whole share of New Common Stock in lieu of any fractional share created as a result of such Reverse Stock Split. Each book entry position that theretofore represented shares of Old Common Stock shall thereafter represent that number of shares of New Common Stock into which the shares of Old Common Stock represented by such book entry position shall have been reclassified and combined; provided, that each person holding of record a book entry position that represented shares of Old Common Stock shall receive, a new book entry position evidencing and representing the number of shares of New Common Stock to which such person is entitled under the foregoing reclassification and combination.

The Reverse Stock Split shall not affect the total number of shares of capital stock, including the Common Stock, that the Corporation is authorized to issue, which shall remain as set forth under this Article IV.”

3. This Certificate of Amendment has been duly adopted by the Board of Directors and stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4. This Certificate of Amendment shall become effective as of 4:30 p.m., Eastern Time on [__], 202[__].

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly executed in its corporate name as of the [__]th day of [__], 202[__].

GLUCOTRACK, INC.

By:
Name:
Title:

A-1

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T01655-P56275 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GLUCOTRACK, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors.

Nominees:	**For**	**Against**	**Abstain**
1a. Andrew Balo	☐	☐	☐
1b. Victoria Carr-Brendel	☐	☐	☐
1c. Erin Carter	☐	☐	☐
1d. Erik Emerson	☐	☐	☐
1e. Paul V. Goode	☐	☐	☐
1f. Luis Malavé	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals:

	For	**Against**	**Abstain**
2. To approve, on an advisory basis, the 2025 executive compensation of the Company's "named executive officers."	☐	☐	☐
3. To ratify the previous appointment by the Audit Committee of the Board of CBIZ CPAs P.C. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2026.	☐	☐	☐
4. To approve an one or more amendments to Article IV of the Company's Amended and Restated Certificate of Incorporation, as amended (the "Amended and Restated Certificate of Incorporation") to effect one or more reverse stock splits of the Company's common stock, par value $0.001 per share (the "Common Stock"), at an aggregate ratio not to exceed one-for-thirty, with such ratio to be determined at the sole discretion of the Company's management (the "Reverse Stock Split"), and with such Reverse Stock Split to be effected at such time and date, if at all, as determined by management in its sole discretion.	☐	☐	☐
5. To approve a proposed warrant inducement, including the repricing of certain existing warrants and the issuance of inducement warrants to the holders of such existing warrants and the issuance of shares of Common Stock upon exercise thereof, for purposes of complying with Nasdaq Listing Rule 5635(d).	☐	☐	☐

6. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Annual Report to Stockholders (which includes our Annual Report on Form 10-K) are available at www.proxyvote.com.

T01656-P56275

GLUCOTRACK, INC.
ANNUAL MEETING OF STOCKHOLDERS
August 18, 2026 12:00 p.m. ET
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder hereby appoints Erik Emerson as proxy with power of substitution to vote all shares of the Common Stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Annual Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxy is instructed to vote or act as follows on the proposals set forth in the Proxy Statement.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side